PROSPECTUS
                                            [AMERITAS LIFE INSURANCE CORP. LOGO]
                                                                 5900 "O" Street
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE  P.O. Box 81889/Lincoln, Nebraska 68501
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This prospectus describes a flexible premium variable universal life insurance policy ("Policy") offered by Ameritas Life Insurance Corp. ("Ameritas"). Like traditional life insurance policies, the Policy provides Death Benefits to Beneficiaries and gives you, the Policy Owner, the opportunity to increase the Policy's Accumulation Value. Unlike traditional policies, this Policy lets you vary the frequency and amount of premium payments, rather than follow a fixed premium payment schedule. It also lets you change the level of Death Benefits payable as often as once each year. This flexibility lets you provide for your changing insurance needs under a single insurance policy.

The Policy is different from traditional life insurance policies in another important way: you select how Policy premiums will be invested. Although each Policy Owner is guaranteed a minimum Death Benefit, the Accumulation Value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.

The investment options available through the Policy include investment portfolios from Calvert Variable Series, Inc. ("CVS Social Portfolios"), Vanguard Variable Insurance Fund ("Vanguard"), Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"), Berger Institutional Products Trust ("Berger IPT") and Rydex Variable Trust ("Rydex") (collectively the "Funds"). Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this prospectus. You may also choose to allocate premium payments to the Fixed Account managed by Ameritas.

A Policy will be issued after Ameritas accepts a prospective Policy Owner's application. Generally, an application must specify a Death Benefit no less than $100,000, although lower amounts may be requested. The Policy is generally available to cover individuals who are age 80 or less at their nearest birthday. However, Ameritas may insure individuals above the age of 80, at its sole discretion. A Policy, once purchased, may generally be canceled within 10 days after you receive it.

This prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of a Policy. Prospective Policy Owners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the Policy, information about Ameritas, a list of the investment portfolios to which you may allocate payments, as well as a detailed description of the Policy. The appendix to the prospectus includes tables designed to illustrate how Accumulation Values and Death Benefits may change with the investment experience of the Investment Options.

This prospectus must be accompanied by a prospectus for each of the investment portfolios available through the Policy.

Although the Policy is designed to provide life insurance, it is considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution through which it may be purchased, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of a Policy involves investment risk, including the possible loss of principal. The Policy Owner bears the entire investment risk for monies placed in Separate Account LLVL under this Policy. For this reason, the Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another variable universal life insurance policy.

The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 2000

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TABLE OF CONTENTS

                                                               PAGE
                                                               ----
DEFINITIONS.................................................       3
SUMMARY.....................................................       5
YEAR 2000...................................................      11
AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS................      12
  Ameritas Life Insurance Corp. ............................      12
  Ameritas Life Insurance Corp. Separate Account LLVL.......      12
  The Funds.................................................      13
  Investment Objectives and Policies Of The Funds'
    Portfolios..............................................      14
  Addition, Deletion or Substitution of Investments.........      16
  Fixed Account.............................................      16
POLICY BENEFITS.............................................      17
  Purposes of the Policy....................................      17
  Death Benefit Proceeds....................................      17
  Death Benefit Options.....................................      17
  Methods of Affecting Insurance Protection.................      19
  Duration of the Policy....................................      19
  Accumulation Value........................................      19
  Benefits at Maturity......................................      20
  Payment of Policy Benefits................................      20
POLICY RIGHTS...............................................      21
  Loan Benefits.............................................      21
  Surrenders................................................      22
  Partial Withdrawals.......................................      22
  Transfers.................................................      23
  Systematic Programs.......................................      24
  Refund Privilege..........................................      24
  Exchange Privilege........................................      24
  PAYMENT AND ALLOCATION OF PREMIUMS........................      24
    Issuance of a Policy....................................      24
    Premiums................................................      25
    Allocation of Premiums and Accumulation Value...........      26
    Policy Lapse and Reinstatement..........................      26
  CHARGES AND DEDUCTIONS....................................      27
    Deductions From Premium Payment.........................      27
    Charges Deducted from Accumulation Value................      28
    Surrender Charge........................................      29
    Transfer Charge.........................................      29
    Partial Withdrawal Charge...............................      29
    Daily Charges Against the Separate Account..............      29
GENERAL PROVISIONS..........................................      30
ADDITIONAL INSURANCE BENEFITS (RIDERS)......................      32
DISTRIBUTION OF THE POLICIES................................      33
FEDERAL TAX MATTERS.........................................      34
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................      37
THIRD PARTY SERVICES........................................      37
VOTING RIGHTS...............................................      37
STATE REGULATION OF AMERITAS................................      38
EXECUTIVE OFFICERS AND DIRECTORS OF AMERITAS................      38
LEGAL MATTERS...............................................      40
LEGAL PROCEEDINGS...........................................      40
EXPERTS.....................................................      40
ADDITIONAL INFORMATION......................................      40
FINANCIAL STATEMENTS........................................      41
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL.........   F-I-2
AMERITAS LIFE INSURANCE CORP................................  F-II-1
APPENDICES..................................................     A-1

   The Policy, certain Funds, and/or certain riders are not available in all
                                    States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

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DEFINITIONS

ACCUMULATION VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in Separate Account LLVL, the Fixed Account, and any Accumulation Value held in the General Account which secures policy loans.

AMERITAS ("we, us, our") - Ameritas Life Insurance Corp., a stock life insurance company.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

BENEFICIARY - The person or persons designated in the application, unless later changed, to receive the Death Benefit.

DEATH BENEFITS - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by Ameritas of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; plus (2) additional life insurance proceeds provided by any riders; minus (3) any outstanding policy debt; minus
(4) any overdue monthly deduction, including the deduction for the month of death.

FIXED ACCOUNT - An account that is a part of Ameritas' General Account to which all or a portion of net premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of Ameritas includes all of Ameritas' assets except those assets segregated into separate accounts.

GUARANTEED DEATH BENEFIT PREMIUM - A specified optional premium amount for the first three Policy Years which, if paid in advance on a monthly or yearly cumulative basis, after adjustment for policy loans or Partial Withdrawals, will keep the Policy in force during the first three Policy Years, so long as other Policy provisions are met, even if the Net Cash Surrender Value is insufficient to cover monthly deductions. This benefit is provided without an additional policy charge.

INSURED - The person whose life is insured under the Policy.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The date Ameritas pays any Net Cash Surrender Value, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except should such Monthly Activity Date fall on a date other than a Valuation Date, the Monthly Activity Date will be the next Valuation Date.

NET AMOUNT AT RISK - The amount by which the Death Benefit that would be payable on a Monthly Activity Date exceeds the Accumulation Value on that date.

NET CASH SURRENDER VALUE - The Accumulation Value on the date of surrender less any Outstanding Policy Debt.

NET PREMIUM - Premium paid less the premium charges.

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PARTIAL WITHDRAWAL - A Policy Owner's means of accessing a portion of the Accumulation Value without terminating coverage under the Policy. A Partial Withdrawal has limitations, is irrevocable, and has several policy cost and coverage implications.

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policy Owner is not required to follow this schedule, nor does following this schedule ensure that the

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Policy will remain in force unless the payments meet the requirements of the
Guaranteed Death Benefit Premium.

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by Ameritas and described in this Prospectus.

POLICY OWNER ("you, your") - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy Owner. A collateral assignee is not the Policy Owner.

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - As set forth in the Policy, the effective date for all coverage provided in the application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Monthly Activity Dates. Policy anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) the Issue Date is later because additional premiums or application amendments are required at time of delivery.

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that Ameritas may reasonably require to establish the validity of the claim.

SEPARATE ACCOUNT LLVL - Ameritas Life Insurance Corp. Separate Account LLVL, a separate investment account established by Ameritas to receive and invest the net premiums paid under the Policy and allocated by the Policy Owner to Separate Account LLVL.

SPECIFIED AMOUNT - The minimum death benefit under the Policy, as selected by the Policy Owner, which must be $100,000 or more at the Issue Date.

SUBACCOUNT - A subdivision of Separate Account LLVL. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - Occurs when the Policy is terminated before the maturity date during the Insured's life for its Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a surrender.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

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SUMMARY

The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy contained in this prospectus assumes that the Policy is in force, current charges were used, and there is no Outstanding Policy Debt.

                               DIAGRAM OF POLICY

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                                PREMIUM PAYMENTS

                       You can vary amount and frequency.
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                            DEDUCTIONS FROM PREMIUMS

                 Premium taxes and the expense of deferring the
               tax deduction of policy acquisition costs -- 3.5%
                   This charge is guaranteed not to exceed 5%
       There is no premium load to cover sales and distribution expenses.
--------------------------------------------------------------------------------

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                                  NET PREMIUM

 You direct the net premium to be invested in the Fixed Account or in Separate Account LLVL which offers 25 different Subaccounts. The Subaccounts invest in the corresponding portfolios of CVS Social Portfolios, Vanguard, Neuberger Berman AMT, Berger IPT or Rydex
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DEDUCTIONS FROM ASSETS

 Monthly charge for cost of insurance and cost of any riders. The charge varies by the Policy duration and Specified Amount and the Attained Age, gender, and risk class of the Insured.

 Monthly charge for administrative expenses ($9.00 per month the first policy year and the 12-month period following an increase in specified amount, $4.50 per month currently thereafter). This charge is guaranteed not to exceed $9.00 per month.

 Daily charge, at an annual rate of 0.75%, from the Subaccounts for mortality and expense risks. This charge is guaranteed not to exceed .90%. This charge is not deducted from Fixed Account assets.

 Fund expense charges, which ranged from .20% to 2.17% at the most recent fiscal year end, are also deducted.
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                                 LIVING BENEFITS

 Partial Withdrawals may be made (subject to certain restrictions). The death benefit will be reduced by the amount of the Partial Withdrawal. Partial withdrawals are subject to a maximum charge of the lesser of $50 (currently $25) or 2% of the amount withdrawn. Up to fifteen free transfers may be made each year between the investment portfolios. After 15 free transfers each Policy Year, ALIC may assess a fee of $10 per transfer.

 Accelerated payment of up to 50% of the lowest scheduled Death Benefit is available under certain conditions for Insureds suffering from terminal illness.

 The Policy may be surrendered at any time for its Net Cash Surrender Value. The Policy has no surrender charge. However, there is a charge for Partial Withdrawals.

                               RETIREMENT BENEFITS

 Loans may be taken at a net zero interest rate after ten years. Should the Policy lapse while loans are outstanding the portion of the loan attributable to earnings will become taxable distributions. (See page 22).

 Payments can be taken under one or more of five different payment options.

                                 DEATH BENEFITS

 Generally, Death Benefit income is income tax free to the Beneficiary. Available as lump sum or under the five payment methods available as retirement benefits.

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SUMMARY
This summary is intended to highlight the most important features of the Policy that you, as a prospective Policy Owner, should consider. You will find more detailed information in the main portion of the prospectus. As you review this summary, note the capitalized terms. Each is defined in the Definitions section of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Policy, which is available upon request from Ameritas.

WHO ISSUES THE POLICY?
Ameritas issues the Policy. The Policy is available for individuals and for corporations and other institutions who wish to provide coverage and benefits for key employees. A separate account of Ameritas, Separate Account LLVL has been established to hold the assets supporting the Policy. Separate Account LLVL has 25 Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed herein. (See the section on Ameritas, the Separate Account and The Funds). The financial statements for Ameritas can be found beginning on page F-II-1.

WHY SHOULD I CONSIDER PURCHASING THE POLICY?
The primary purpose of the Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

- life insurance coverage on the Insured up to age 100

- an Accumulation Value

- Surrender rights (including Partial Withdrawals and Surrender)

- Policy loan privileges

- a variety of optional benefits and riders that you may add to the Policy for an additional charge or without charge if certain minimum premiums are paid

- the payment of benefits to the Policy Owner, if living, on the Maturity Date

This Policy lets you choose, within limitations: (1) the amount and frequency of premium payments; (2) how your Accumulation Values are invested; and (3) from two death benefit options.

The Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premium will be invested. Thus, the value of a Policy will reflect your investment choices over the life of the Policy.

WHAT ARE THE CHARGES ASSOCIATED WITH OWNERSHIP OF A POLICY?
SALES CHARGE. There is no premium load to cover sales and distribution expenses.

PREMIUM CHARGES. Generally, a charge of no greater than 5% (currently 3.5%) of each premium will be deducted to compensate Ameritas for premium tax charges (currently 2.5%) and the expenses of deferring the tax deduction of policy acquisition costs (currently 1.0%) before placing any amount in a Subaccount or the Fixed Account. Ameritas does not expect to derive a profit from the premium charges. (See the section on Deductions From Premium Payment.)

MONTHLY CHARGES AGAINST THE ACCUMULATION VALUE.
a) A monthly maintenance charge of up to $9.00 (currently Ameritas is charging $9.00 per month during the first Policy Year and during any 12-month period after an increase in specified amount, and $4.50 per month thereafter) to compensate Ameritas for the continuing administrative costs of the Policy; plus

b) A monthly charge for the cost of insurance including the cost for any riders. (See the section on Charges Deducted from Accumulation Value.)

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT. A daily charge will be imposed at an annual rate not to exceed .90% (currently .75%) of the average daily net assets of each Subaccount, but not the Fixed Account. This charge compensates Ameritas for mortality and expense risks assumed in connection with the Policy. (See the section on Daily Charges Against the Separate Account.).

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No additional charges are currently made against Separate Account LLVL for federal, state or local taxes. If there is a material change from the expected treatment of Ameritas under federal, state or local tax laws, Ameritas may determine to make deductions from Separate Account LLVL to pay those taxes. (See the section on Taxes.)

SURRENDER CHARGE. This policy has no surrender charge. However, there is a charge for Partial Withdrawals. (See below).

TRANSFER CHARGE. The first 15 transfers of Accumulation Value per policy year are free of charge. Then a $10 administrative charge may be assessed for each additional transfer. The transfer charge will be deducted from the amount transferred. (See the section on Transfer Charge.)

PARTIAL WITHDRAWAL CHARGE. Ameritas may deduct a charge, not to exceed the lesser of $50 or 2% of the amount withdrawn for each Partial Withdrawal. (Currently, the charge is the lesser of $25 or 2%.) The charge will be deducted from the amount paid as a result of the Partial Withdrawal and will compensate Ameritas for the administrative costs of Partial Withdrawals. A Partial Withdrawal charge is not assessed when a Policy is surrendered. (See the section on Partial Withdrawal Charge.)

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FUND EXPENSE SUMMARY. Fee information about the Funds was provided to Ameritas by the Funds. Ameritas has not independently verified such information. The amount of expenses borne by each portfolio for the fiscal year ended December 31, 1999, was as follows:

                                                                                                  WAIVERS AND/OR
                                                                                                       TOTAL
                                                                                                    (Reflecting
                                    INVESTMENT                                                    waivers and/or
                                    ADVISORY &       OTHER                   REIMBURSEMENTS,      REIMBURSEMENTS,
           PORTFOLIO                MANAGEMENT      EXPENSES      TOTAL          IF ANY               IF ANY)
           ---------                ----------      --------      -----      ---------------      ---------------
VANGUARD(1)
Money Market                          0.16%          0.04%        0.20%              --                0.20%
High-Grade Bond                       0.19%          0.04%        0.23%              --                0.23%
High Yield Bond                       0.26%          0.03%        0.29%              --                0.29%
Balanced                              0.27%          0.02%        0.29%              --                0.29%
Equity Income                         0.31%          0.02%        0.33%              --                0.33%
Equity Index                          0.17%          0.01%        0.18%              --                0.18%
Growth                                0.33%          0.02%        0.35%              --                0.35%
Small Company Growth                  0.45%          0.04%        0.49%              --                0.49%
International                         0.38%          0.08%        0.46%              --                0.46%
CVS SOCIAL PORTFOLIOS
Social Small Cap Growth               1.00%          0.58%(2)     1.58%              --                1.58%
Social Mid Cap Growth                 0.90%          0.21%(2)     1.11%              --                1.11%
Social International Equity           1.10%          0.50%(2)     1.60%(3)           --                1.60%
Social Balanced                       0.70%          0.19%(2)     0.89%              --                0.89%
NEUBERGER BERMAN AMT
Liquid Asset                          0.65%          0.44%        1.09%           0.08%(4)             1.01%
Limited Maturity Bond                 0.65%          0.11%        0.76%              --                0.76%
Growth                                0.84%          0.08%        0.92%              --                0.92%
Partners                              0.80%          0.07%        0.87%              --                0.87%
Balanced                              0.85%          0.17%        1.02%              --                1.02%
BERGER IPT
Growth Fund                           0.75%          1.44%        2.19%           1.19%                1.00%(7)
Small Company Growth                  0.90%          0.63%        1.53%           0.38%                1.15%(7)
RYDEX(9)
Nova Fund                             0.74%          0.80%        1.55%              --                1.55%
Ursa Fund                             0.90%          0.83%        1.73%              --                1.73%
OTC Fund                              0.75%          0.80%        1.96%              --                1.96%
Precious Metals Fund                  0.75%          1.42%        2.17%              --                2.17%
U.S. Government Bond Fund             0.50%          1.02%        1.52%              --                1.52%

---------------
(1) Vanguard has a 9/30/99 fiscal year end. (All other Funds have a 12/31/99 fiscal year end.)

(2) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:

    CVS Social Small Cap Growth                                 1.15%
    CVS Social Mid Cap Growth                                   1.02%
    CVS Social International Equity                             1.50%
    CVS Social Balanced                                         0.86%

(3) Total expenses have been restated to reflect expenses expected to be incurred in 2000, resulting from a change in 1999 to the administrative agreement, as approved by the shareholders.

(4) NBMI has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI (with respect to all portfolios but the Liquid Asset Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the average daily net asset value.

(5) Expenses reflect fee waiver and reimbursement.

(6) For the period ending December 31, 1999, there were no waivers or reimbursements.

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WHAT PREMIUM MUST BE PAID TO KEEP A POLICY IN FORCE?
This Policy differs from a conventional life insurance policy in two important ways. First, the failure to pay a Planned Periodic Premium will not in itself cause the Policy to lapse. Second, a Policy can lapse even if Planned Periodic Premiums have been paid unless the Guaranteed Death Benefit Premium requirements have been met. (See the section on Payment and Allocation of Premiums.)

You must pay at least 25% of the total first year monthly deductions including charges for riders, and any substandard risk adjustments in order to put the Policy in force. This minimum initial premium is less than the Guaranteed Death Benefit Premium. After the minimum initial premium is paid, you may pay additional unscheduled premiums in any amount and at any frequency, subject only to the maximum and minimum limitations set by Ameritas and the federal tax law limits on total premiums paid. You may also choose a Planned Periodic Premium which may include the minimum cumulative premiums necessary to keep in force the Guaranteed Death Benefit Provision.

A Policy will lapse when its Net Cash Surrender Value is not sufficient to pay the monthly deduction for insurance and administrative charges, unless the Guaranteed Death Benefit Provision is in effect. A 61 day period from the date written notice of lapse is mailed to the Policy Owner's last known address will be allowed for the Policy Owner to make sufficient payment to keep the Policy in force (grace period).

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your Policy will be issued after a completed application is accepted, and the initial premium payment is received, by Ameritas at its Home Office. Ameritas' Home Office is located at 5900 "O" Street, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and then will be allocated to the Subaccounts and/or the Fixed Account, according to selections you made in your application. You have the right to examine your Policy and return it for a refund for a limited time, even after the Issue Date. (See the section on Refund Privilege.)

You may make subsequent premium payments according to your Planned Periodic Premium schedule; although you are not required to do so. Ameritas will send premium payment notices to you according to any schedule you select. When Ameritas receives your premium payment at its Home Office, the premium charge for taxes will be deducted and the Net Premium will be allocated to the Subaccounts and/or the Fixed Account according to your selections. (See the sections on Allocation of Net Premiums and Deductions from Premium Payment.)

As already noted, the Policy provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include maximum premium limits established under the federal tax laws and the impact that reduced premium payments may have on the Net Cash Surrender Value of your Policy. (See the sections on Premium Limitations and Planned Periodic Premiums.)

HOW DOES THE INVESTMENT COMPONENT OF MY POLICY WORK?
Ameritas has established Separate Account LLVL, which is separate from all other assets of Ameritas, as a vehicle to receive and invest premiums received from Policy Owners. Separate Account LLVL is divided into separate Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through the Policy. You may allocate Net Premiums to one or more Subaccounts, or to Ameritas' Fixed Account in your initial application. These allocations may be changed by notifying Ameritas' Home Office. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the Accumulation Value of your Policy (See the section on Accumulation Value.)

You may make transfers among the Investment Options. All transfers are subject to the limits we set. We will only allow transfers with regard to Rydex according to administrative rules we have set. The Policy's Accumulation Value in Separate Account LLVL will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts and the Fixed Account, Policy loans, any Partial Withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of Separate Account LLVL is borne by the Policy Owner. Ameritas does not guarantee a minimum

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

Accumulation Value in Separate Account LLVL. (See the section on Accumulation Value.) Ameritas does guarantee the Fixed Account.

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE POLICY?
The Investment Options available through the Policy include 25 investment portfolios, each of which is a separate series of a mutual fund from CVS Social Portfolios, Vanguard, Neuberger Berman AMT, Berger IPT and Rydex. These portfolios are listed in the Fund Expense Summary, above.

Details about the investment objectives and policies of each of the available investment portfolios, including management fees and expenses, appear in the section on The Funds. There is no assurance that these objectives will be met. The Policy Owner bears the entire investment risk for amounts allocated to the Subaccounts. In addition to the listed portfolios, you may also elect to allocate Net Premiums to Ameritas' Fixed Account. (See the section on Fixed Account.)

HOW DOES THE LIFE INSURANCE COMPONENT OF A POLICY WORK?
A Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit -- sometimes referred to as the Specified Amount of your Policy -- is chosen by you at the time your Policy is established. However, Death Benefit Proceeds -- the actual amount that will be paid after Ameritas receives Satisfactory Proof of Death of the Insured -- will vary over the life of your Policy, depending on which of the two available coverage options you select.

If you choose Option A, Death Benefit Proceeds payable under your Policy will be the Specified Amount of your Policy or the applicable percentage of its Accumulation Value, whichever is greater. If you choose Option B, Death Benefit Proceeds payable under your Policy will be the Specified Amount of your Policy PLUS the Accumulation Value of your Policy, or if it is higher, the applicable percentage of the Accumulation Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death (See the section on Death Benefit Options.)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

ARE THERE ANY RISKS INVOLVED IN OWNING A POLICY?
Yes. Over the life of your Policy, the Subaccounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Accumulation Value of your Policy and may result in loss of principal. For this reason, the purchase of a Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Accumulation Values under a Policy.

IS THE ACCUMULATION VALUE OF MY POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your Policy in one of two ways. First, you may obtain a loan, secured by the Policy, after the first Policy anniversary. The maximum amount you may borrow is 100% of the Net Cash Surrender Value after adjustment for loan interest and guaranteed monthly deductions for the remainder of the Policy Year. The maximum interest rate on any such loan is 6% annually; the current rate is 5.5% annually. After the tenth Policy anniversary, you may borrow each year against a limited amount of the Accumulation Value at a reduced rate. Any loan transaction will permanently affect the values of the Policy. Further, a 10% penalty tax may apply. (See the section on Federal Tax Matters.) If the Outstanding Policy Debt exceeds the Policy's Accumulation Value and any accrued expenses, you must pay the excess, or the Policy may terminate without value. If the Policy lapses while policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. (See the section on Loan Benefits.)

You may also access the value of your Policy by making a partial withdrawal. A partial withdrawal may not exceed the Net Cash Surrender Value, and the Net Cash Surrender Value after a partial withdrawal must be the greater of $1,000 or an amount sufficient to keep the Policy in force for the remainder of the Policy Year. Partial withdrawals will reduce both the Accumulation Value and the Death Benefit payable under the Policy. Ameritas may deduct a charge from each partial withdrawal (See the section on Partial Withdrawals.)

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You may, of course, surrender the Policy at any time and receive its Net Cash
Surrender Value. However, Surrender terminates your life insurance protection.

CAN I ADJUST DEATH BENEFITS?
Yes. After the first Policy anniversary you may adjust the Death Benefit by changing the Death Benefit option. You may also adjust the Death Benefit by decreasing the Specified Amount of the Policy after the first Policy Year. A change in the Specified Amount and a change in the Death Benefit option may only be made once per year, and are subject to certain limits. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The Specified Amount remaining in force after any requested decrease may not be less than $100,000 in the first three Policy Years and $75,000 thereafter. A change in the Death Benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, if, following the decrease in Specified Amount, the Policy would not comply with the premium limitations required by federal tax law, we may limit the decrease or return Accumulation Value in order to meet the requirements of the federal tax law. (See the section on Death Benefit Options.)

WHAT IS THE TAX TREATMENT OF THE POLICY?
Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under the Policy are excludable from the taxable income of the Beneficiary. Should the Policy be deemed a modified endowment contract (see the section on Federal Tax Matters-Tax Status of the Policy), Partial Withdrawals or Surrenders, assignments, policy pledges, and loans under the Policy will be taxable to the Policy Owner to the extent of any gain under the Policy. Generally, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Policy Owner reaching age 59 1/2. (For further detail regarding taxation, see the section on Federal Tax Matters.)

MAY I RETURN THE POLICY FOR A REFUND OR EXCHANGE IT FOR ANOTHER POLICY?
REFUND PRIVILEGE. You have a period of time (a "free look period") to examine a Policy and return it for a refund. You may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after you receive the Policy, or 10 days after Ameritas delivers a notice concerning cancellation, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains and losses. (See the section on Refund Privilege.)

EXCHANGE PRIVILEGE. During the first 24 months after the Policy Date of the Policy, subject to certain restrictions, you may exchange the Policy for a flexible premium adjustable life insurance policy issued and made available for exchange by Ameritas. The policy provisions and applicable charges for the new policy will be based on the same policy date and issue age as under the Policy. (See the section on Exchange Privilege.)

WHEN DOES MY POLICY TERMINATE?
You may terminate your Policy by Surrendering the Policy during the lifetime of the Insured for its Net Cash Surrender Value. (See the section on Surrenders.) As noted above, your Policy will terminate if you fail to maintain sufficient Net Cash Surrender Value to cover policy charges. (See the section on Duration of the Policy.)

Finally, your Policy will terminate on its Maturity Date if the named Insured is living on that date, unless you have elected the extended maturity rider. The Maturity Date is the policy anniversary nearest to the Insured's 100th birthday. On the Maturity Date, Ameritas will pay you an amount equal to the Accumulation Value of your Policy, less any Outstanding Policy Debt. (See the section on Benefits at Maturity.)

YEAR 2000

Like other insurance companies and their separate accounts, Ameritas and Separate Account LLVL could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1998 is input, stored and calculated as "98." Similarly, the year 2000 would be input, stored and

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calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, Ameritas makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1996. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

As of April 15, 2000, Ameritas has experienced no known Y2K problems. All of our computer application and operating systems had been updated for the year 2000 by December 31, 1998. Continuous testing and monitoring throughout 1999 helped Ameritas continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, Ameritas is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we are Y2K - compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K - compliant, there would be a materially adverse effect on us. Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS LIFE INSURANCE CORP.
Ameritas Life Insurance Corp. ("Ameritas") is a stock life insurance company domiciled in Nebraska since 1887. Ameritas and its subsidiaries are currently licensed to sell life insurance and annuities in 50 states, and the District of Columbia. The Home Office of Ameritas is at 5900 "O" Street, Lincoln, Nebraska 68501. Ameritas's telephone number is 800-255-9678 and its website address is www.ameritas.com.

Ameritas and subsidiaries had total assets at December 31, 1999 of over $4.8 billion. Ameritas enjoys a long standing A+ (Superior) rating for financial strength and operating performance from A.M. Best, an independent firm that analyzes insurance carriers. This is the second highest of Best's 15 categories. Ameritas has been rated A- (Excellent) by Weiss Research, Inc., for fiscal strength. This is the third highest of Weiss' 16 categories. Ameritas also has an AA (Very Strong) rating from Standard & Poor's for insurer financial strength. This is the third highest of Standard & Poor's 21 ratings.

Effective January 1, 1998, Ameritas converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraska Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policy owners of the mutual company.

Effective January 1, 1999, Ameritas Mutual Holding Company and Acacia Mutual Holding Corporation merged to form Ameritas Acacia Mutual Holding Company. Ameritas is wholly owned by Ameritas Holding Company, which is wholly owned by Ameritas Acacia Mutual Holding Company. There are no other owners of 5% or more of the outstanding voting securities of Ameritas.

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas by one or more independent rating services. The purpose of the ratings is to reflect the financial strength of Ameritas. The ratings do not relate to the performance of Separate Account LLVL. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, diversification, asset allocation, long term market trends, index performance, and other investment programs and methods.

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
Ameritas Life Insurance Corp. Separate Account LLVL ("Separate Account LLVL") was established under Nebraska law on August 24, 1994. The assets of Separate Account LLVL are held by Ameritas and are segregated from all of Ameritas' other assets. These assets are not chargeable with liabilities arising out of any other business which Ameritas may conduct, including any income, gains, or losses of Ameritas. Although the assets maintained in Separate Account LLVL will not be charged with any liabilities arising out of Ameritas' other business, all obligations arising under the Policies are liabilities of Ameritas who

                                      LLVL
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will maintain assets in Separate Account LLVL of a total market value at least equal to the reserve and other contract liabilities of Separate Account LLVL. Nevertheless, to the extent assets in Separate Account LLVL exceed Ameritas' liabilities in Separate Account LLVL, the assets are available to cover the liabilities of Ameritas' General Account. Ameritas may, from time to time, withdraw assets available to cover the General Account obligations. Separate Account LLVL is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of Separate Account LLVL. For state law purposes, Separate Account LLVL is treated as a Division of Ameritas.

THE FUNDS
There are currently 25 Subaccounts within Separate Account LLVL available to Policy Owners for new allocations. Each Subaccount of Separate Account LLVL will invest only in the shares of a corresponding portfolio of CVS Social Portfolios, Vanguard, Neuberger Berman AMT, Berger IPT, or Rydex (collectively the "Funds"). Each Fund is registered with the SEC under the 1940 Act as an open-end diversified management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The Calvert Variable Series, Inc. portfolios invest with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. These Prospectuses should be read carefully together with this Prospectus and retained. All underlying Fund information, including Fund prospectuses, has been provided to Ameritas by the underlying Funds. Ameritas has not independently verified this information.

The investments in the Funds may be managed by Fund managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Funds. You should be aware that the Funds are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

Each Policy Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

Separate Account LLVL will purchase and redeem shares from the Portfolios at the net asset value. Shares will be redeemed to the extent necessary for Ameritas to collect charges, pay the surrender values, Partial Withdrawals, and make Policy loans or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by Policy Owners. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since CVS Social Portfolios, Vanguard, Neuberger Berman AMT, Berger IPT and Rydex are each designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies or variable annuity contracts, there is a possibility that a material conflict may arise between the interests of Separate Account LLVL and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its

                                      LLVL
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separate accounts from the Funds, to resolve the matter. Where applicable, the risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

CVS SOCIAL PORTFOLIOS
CVS SOCIAL SMALL CAP GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. It invests at least 65% of assets in the common stocks of small-cap companies. Returns in the portfolio will be mostly from the changes in the price of the portfolio's holdings (capital appreciation). The portfolio currently defines small-cap companies as those with market capitalization of $1 billion or less at the time the portfolio initially invests.

CVS SOCIAL MID CAP GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. It invests primarily in the common stocks of mid-size companies. Returns in the portfolio will be mostly from the changes in the price of the portfolio's holdings (capital appreciation.) The portfolio currently defines mid-cap companies as those within the range of market capitalizations of the S&P's Mid-Cap 400 Index. Most companies in the Index have a capitalization of $500 million to $10 billion.

CVS SOCIAL INTERNATIONAL EQUITY PORTFOLIO seeks to provide a high total return consistent with reasonable risk by investing primarily in a globally diversified portfolio for equity securities. It invests primarily in the common stocks of mid- to large-cap companies using a value approach. The portfolio identifies those countries with markets and economies that it believes currently provide the most favorable climate for investing. The portfolio invests primarily in more developed economies and markets. No more that 5% of Portfolio assets are invested in the U.S.

CVS SOCIAL BALANCED PORTFOLIOS seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. Typically it invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

VANGUARD
MONEY MARKET PORTFOLIO seeks to provide a current income and a stable net asset value of $1.00 per share. The Portfolio invests primarily in high-quality short-term money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the level of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

HIGH-GRADE BOND PORTFOLIO seeks to provide a high level of income by attempting to parallel the investment results (income plus capital change) of a broad-based market index of publicly-traded, investment grade fixed-income securities. The Portfolio invests in a diversified sample of fixed income and mortgage-backed securities included in the Lehman Brothers Aggregate Bond Index.

HIGH YIELD BOND PORTFOLIO seeks to provide a high level of current income by investing in a diversified portfolio of lower quality, higher-risk, high-yielding corporate debt securities (commonly referred to as "junk bonds").

BALANCED PORTFOLIO seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income. The Portfolio invests in a diversified portfolio of common stocks and bonds.

EQUITY INCOME PORTFOLIO seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income by investing principally in dividend-paying stocks with the potential for capital appreciation.

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EQUITY INDEX PORTFOLIO seeks to provide long-term growth of capital and income by attempting to parallel the investment results of a broad-based market index of stocks of large U.S. companies. The Portfolio invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index.

GROWTH PORTFOLIO seeks to provide long-term growth of capital by investing primarily in large capitalization stocks of high-quality seasoned U.S. companies with records of superior growth.

SMALL COMPANY GROWTH PORTFOLIO seeks to provide long-term growth of capital by investing primarily in equity securities of small companies deemed to have favorable prospects for growth and price appreciation.

INTERNATIONAL PORTFOLIO seeks to provide long-term growth of capital by investing primarily in equity securities of seasoned companies located outside the United States.

NEUBERGER BERMAN AMT
LIMITED MATURITY BOND PORTFOLIO seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This Fund invests mainly in investment grade bonds and other debt securities from U.S. Government and corporate issuers.

GROWTH PORTFOLIO seeks growth of capital. Principal series investments are common stocks.

PARTNERS PORTFOLIO seeks capital growth. Principal series investments are common stocks of mid- to large-cap companies.

BALANCED PORTFOLIO seeks long-term capital growth and reasonable current income without undue risk to principal. Principal series investments are common stocks and investment grade bonds and other debt securities from U.S. Government and corporate issuers.

BERGER IPT
BERGER IPT-GROWTH FUND seeks long-term capital appreciation. Current income is not an investment objective. The Fund places primary emphasis on established companies which it believes to have favorable growth prospects, regardless of the company's size. Common stock usually constitutes all or most of the Fund's investment portfolio, but the Fund remains free to invest in securities other than common stocks.

BERGER IPT-SMALL COMPANY GROWTH FUND seeks capital appreciation. It invests principally in a diversified group of equity securities of small growth companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

RYDEX
NOVA FUND -- seeks to provide investment returns that are 150% of the daily price movement of the S&P 500 Index. The Fund invests a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. The Fund holds U.S. Government securities to collateralize these futures and options contracts.

URSA FUND -- seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index. The Fund invests a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. The Fund holds U.S. Government securities to collateralize these futures and options contracts.

OTC FUND -- seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index. The Fund invests principally in securities of companies included in the NASDAQ 100 index.

PRECIOUS METALS FUND -- seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector. They will include exploration, mining, production and development, and other precious metals related services.

U.S. GOVERNMENT BOND FUND -- seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Fund invests principally in U.S. Government securities, futures contracts, and

                                      LLVL
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options. Some of the Fund's U.S. Government securities will be used to collateralize these futures and options contracts.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Ameritas reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in Separate Account LLVL if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Fund's objectives or restrictions, or for some other reason. Ameritas may operate Separate Account LLVL as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Ameritas separate accounts. Ameritas may also transfer the assets of Separate Account LLVL to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, Ameritas may, by appropriate endorsement, change the Policy to reflect the changes. In addition, Ameritas may, when permitted by law, restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to Separate Account LLVL. Ameritas will determine the basis for making any new Subaccounts available to existing Policy Owners.

You will be notified of any material change in the investment policy of any Fund in which you have an interest.

FIXED ACCOUNT
You may elect to allocate all or a portion of your Net Premium to the Fixed Account, and you may also transfer monies between Separate Account LLVL and the Fixed Account. (See the section on Transfers.)

Payments allocated to the Fixed Account and transferred from Separate Account LLVL to the Fixed Account are placed in Ameritas' General Account. The General Account includes all of Ameritas' assets, except those assets segregated in the separate accounts. Ameritas has the sole discretion to invest the assets of the General Account, subject to applicable law. Ameritas bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses. The Policy Owner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly neither the General Account nor any interest in it is generally subject to the provisions of the 1933 or 1940 Act.

We understand that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

Ameritas guarantees that it will credit interest at a declared rate of at least 3.5%. Amounts allocated to the Fixed Account receive an interest rate declared effective for the month of issue. The declared interest rate is guaranteed for the remainder of the Policy Year. During later Policy Years, all amounts in the Fixed Account will earn the interest rate that was declared in the month of the last Policy anniversary. Declared interest rates may increase or decrease from previous periods.

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POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from Ameritas.

PURPOSES OF THE POLICY
The Policy is designed to provide you with both lifetime insurance protection to the policy anniversary nearest the Insured's 100th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

You are not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows you to adjust the level of death benefits payable under the Policy without having to purchase a new Policy. You can accomplish this by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the optional Guaranteed Death Benefit Premium required. Thus, as insurance needs or financial conditions change, you have the flexibility to adjust life insurance benefits and vary premium payments.

The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of Separate Account LLVL. Thus you benefit from any appreciation in value of the underlying assets, but bear the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of Separate Account LLVL. Ameritas agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that period so long as the cumulative monthly Guaranteed Death Benefit Premium is paid even though the Guaranteed Death Benefit Premium allowed by contract may not, after the payment of monthly insurance and administrative charges, generate positive Net Cash Surrender Values.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, Ameritas will, upon satisfactory proof of the Insured's death, pay the Death Benefit Proceeds of a Policy in accordance with the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See the section on Payment Options.)

Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries you specified in the application or as subsequently changed. If you do not choose a Beneficiary, the proceeds will be paid to you, as the Policy Owner, or to your estate.

DEATH BENEFIT OPTIONS
The Policy provides two Death Benefit options, unless the Extended Maturity Rider is in effect. If the Extended Maturity Rider is in effect the Death Benefit will be the Accumulation Value. Extension of the Maturity Date may result in adverse tax consequences. (See the section on Additional Insurance Benefits (Riders) -- Extended Maturity Rider.)The Policy Owner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (see the section on Policy Lapse and Reinstatement.) The minimum initial Specified Amount is generally $100,000. Lower Specified Amounts may be requested. The Net Amount at Risk for Option A will generally be less than the Net Amount at Risk for Option B. If you choose Option A, your cost of insurance deduction will generally be lower than if you choose Option B. (See the section on Charges and Deductions.) The following graphs illustrate the differences in the two Death Benefit options.

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                                       17

OPTION A.

(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION A, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.)

                                    [GRAPH]

     Death Benefit Option A. Pays a Face Amount of Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit Ratio (as illustrated at Point A) whichever is greater.

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that policy anniversary, the percentage declines. For example, the percentage at Attained Age 40 is 250%, at Attained Age 50 is 185%, at Attained Age 60 is 130%, at Attained Age 70 is 115%, at Attained Age 80 is 105%, and at Attained Age 95 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policy Owners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.

OPTION B.

(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.)

                                    [GRAPH]

     Death Benefit Option B. Pays a Face Amount of Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit Ratio, whichever is greater.

Under Option B, the death benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an Attained Age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the Death Benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount). Policy Owners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit option may be changed once per year after the first Policy Year by sending Ameritas a written request. The effective date of such a change will be the monthly activity date on or following the date the change is approved by Ameritas. A change may have federal tax consequences.

If the Death Benefit option is changed from Option A to Option B, the Death Benefit after the change will equal the Specified Amount before the change plus the Accumulation Value on the effective date of

                                      LLVL
the change. Ameritas will require evidence of insurability before the change is made. If the death benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the Death Benefit under Option B on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the Net Amount at Risk, which is the amount by which the Death Benefit that would be payable on a monthly activity date exceeds the Accumulation Value on that date. Changing from Option B to Option A will generally decrease, in the future, the Net Amount at Risk, and therefore the cost of insurance charges. Changing from Option A to Option B will increase the Net Amount at Risk. Such a change will result in an immediate increase in the cost of insurance charges because of the increased coverage. (See the sections on Charges and Deductions, and Federal Tax Matters.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first Policy Year, you may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the Net Amount at Risk, both of which may affect your cost of insurance charge and have federal tax consequences. (See the sections on Charges and Deductions, and Federal Tax Matters.)

Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or next following the date a written request is approved by Ameritas. The Specified Amount of a Policy may be changed only once per year and Ameritas may limit the size of a change in a Policy Year. The Specified Amount remaining in force after any requested decrease may not be less than $100,000 in the first three Policy Years and $75,000 thereafter. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (See the section on Premiums), the decrease may be limited or Accumulation Value may be returned to the Policy Owner at the Policy Owner's election, to the extent necessary to meet these requirements.

Increases in the Specified Amount will be allowed after the first Policy Year. For an increase in the Specified Amount, a written supplemental application must be submitted. Ameritas may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See the section on Premiums Upon Increases in Specified Amount.) The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's Attained Age is over 80. An increase in the Specified Amount will result in certain increased charges, which will be deducted from the Accumulation Value of the Policy on each Monthly Activity Date. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision is in effect will increase the premium requirements for that provision. (See the section on Charges and Deductions.)

METHODS OF AFFECTING INSURANCE PROTECTION. You may increase or decrease the pure insurance protection (Net Amount at Risk) provided by a Policy -- the difference between the Death Benefit and the Accumulation Value -- in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a Partial Withdrawal of the Policy's Accumulation Value. Certain of these changes may have federal tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the monthly deduction. (See the section on Charges Deducted from Accumulation Value.) Where, however, the Net Cash Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policy Owner, the Policy will lapse and terminate without value. (See the section on Policy Lapse and Reinstatement.) Ameritas agrees to keep the policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative Guaranteed Death Benefit premium is paid. (See the section on Additional Insurance Benefits.)

ACCUMULATION VALUE. The Policy's Accumulation Value in Separate Account LLVL or the Fixed Account will reflect the investment performance of the chosen Subaccounts of Separate Account LLVL or the Fixed Account, the net premiums paid, any Partial Withdrawals, and the charges assessed in connection

                                      LLVL
with the Policy. You may at any time surrender the Policy and receive the Policy's Net Cash Surrender Value. (See the section on Surrenders.) There is no guaranteed minimum Accumulation Value.

DETERMINATION OF ACCUMULATION VALUE. Accumulation Value is determined on each Valuation Date. On the policy Issue Date, the Accumulation Value in a Subaccount will equal the portion of any Net Premium allocated to the Subaccount, reduced by the portion of the first monthly deductions allocated to that Subaccount. (See the section on Allocation of Premiums and Accumulation Value.) Thereafter, on each Valuation Date, the Accumulation Value of a Policy will equal:

        (1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

        (2) The value of the Fixed Account; plus

        (3) Any Accumulation Value impaired by policy debt held in the General Account; plus

        (4) Any net premiums received on that Valuation Date; less

        (5) Any Partial Withdrawal, and its charge, made on that Valuation Date; less

        (6) Any monthly deduction to be made on that Valuation Date; less

        (7) Any federal or state income taxes charged against the Accumulation Value.

In computing the Policy's Accumulation Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and Partial Withdrawals, on the Valuation Date. Because the Accumulation Value is dependent upon a number of variables, a Policy's Accumulation Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount is calculated by (1) multiplying the net asset value per share of each Fund portfolio on the Valuation Date times the number of shares held by that Subaccount, before the purchase or redemption of any shares on that Valuation Date; minus (2) a charge not exceeding an annual rate of .90% for mortality and expense risk; and (3) dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that Valuation Date. (See the section on Daily Charges Against the Separate Account.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. The transaction cut-off time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time. Rydex requests received after the cutoff time will be executed on the following business day. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

BENEFITS AT MATURITY
If the Insured is living, we will pay the Net Cash Surrender Value of the Policy on the Maturity Date to the Policy Owner. The Policy will mature on the policy anniversary nearest the Insured's 100th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider. The Policy may be subject to certain adverse tax consequences when continued beyond the original scheduled Maturity Date. (See the section on Additional Insurance Benefits (Riders) -- Extended Maturity Rider.)

PAYMENT OF POLICY BENEFITS
We will usually pay Death Benefit Proceeds under the Policy within seven days after we receive Satisfactory Proof of Death. Accumulation Value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on

                                      LLVL

Postponement of Payments.) You may decide the form in which the benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. These choices are also available if the Policy is surrendered or matures. If no election is made, we will pay the benefits in a lump sum. When Death Benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will be paid first in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $100. If a payment would be less than $100 We have the right to make payments less often so that the amount of each payment is at least $100. Once a payment option is in effect, the proceeds will be transferred to Ameritas' General Account. We may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

     INTEREST PAYMENT OPTION. We will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by us.

     FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount we hold runs out.

     FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

     LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

     JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by us.

POLICY RIGHTS

LOAN BENEFITS
LOAN PRIVILEGES. After the first Policy anniversary, you may borrow up to 100% of the Net Cash Surrender Value after adjustment for loan interest and guaranteed monthly deductions for the remainder of the Policy Year. The loans will be made at regular and, as described below, reduced loan interest rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Loans may have a tax consequence. (See the section on Federal Tax Matters.)

LOAN INTEREST. Ameritas charges interest to Policy Owners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 6% per year. Ameritas is currently charging 5.5% on regular loans. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. After the tenth Policy anniversary, the Policy Owner may borrow each year a limited amount of the Accumulation Value at a reduced interest rate. For those loans, interest will accrue on a daily basis at a rate of up to 4% per year. Ameritas is currently charging 3.5% interest on reduced rate loans. The amount available at the reduced rate is 10% of the Accumulation Value the 10th Policy anniversary (the start date) times the number of years since the start date, increased by the accrued interest charges on the reduced loan amount.

EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the loan. The Policy Owner earns 3.5% interest on the Accumulation Values securing the loans. The Accumulation Value transferred will be allocated from the Investment Options according to the instructions you give when you request the loan. The minimum amount which can remain in a Subaccount or the Fixed Account as a

                                      LLVL
result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options. In any Policy Year that loan interest is not paid when due, Ameritas will add the interest due to the principal amount of the Policy loan on the next Policy anniversary. This loan interest due will be transferred from the Investment Options as set out above. No charge will be made for these transfers. A Policy loan will permanently affect the Accumulation Value of a Policy, and may permanently affect the amount of the Death Benefit Proceeds, even if the loan is repaid.

Interest earned on amounts held in the General Account will be allocated to the Investment Options on each policy anniversary in the same proportion that Net Premiums are being allocated to those Investment Options at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the Accumulation Value in that Investment Option.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all policy loans and accrued interest on policy loans. If the Outstanding Policy Debt exceeds the Accumulation Value, and any accrued expenses, the Policy Owner must pay the excess. Ameritas will send a notice of the amount which must be paid. If the Policy Owner does not make the required payment within the 61 days after Ameritas sends the notice, the Policy will terminate without value ("lapse"). Should the Policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. You may lower the risk of a Policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the various Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the Fixed Account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, you may need to lower anticipated Partial Withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse. A lapsed Policy may later be reinstated. (See the section on Policy Lapse and Reinstatement.)

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policy Owner so requests. As indebtedness is repaid, the Accumulation Value in the General Account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policy Owner may Surrender the Policy by sending a written request to Ameritas. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at Ameritas's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See the section on Postponement of Payments.) Surrenders may have tax consequences. (See the section on Tax Treatment of Policy Proceeds.)

If the Policy is being Surrendered, the Policy itself must be returned to Ameritas along with the request. Ameritas will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a Surrender. A Policy Owner may elect to have the amount paid in a lump sum or under a payment option. (See the section on Payment Options.)

PARTIAL WITHDRAWALS. Partial withdrawals are irrevocable. The amount of a Partial Withdrawal may not exceed the Net Cash Surrender Value on the date the request is received and may not be less than $500. The Net Cash Surrender Value after a Partial Withdrawal must be the greater of $1,000 or an amount sufficient to maintain the Policy in force for the remainder of the Policy Year.

The amount paid will be deducted from the Subaccounts or the Fixed Account according to your instructions when you request the Partial Withdrawal. However, the minimum amount that can remain in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options.

The Death Benefit will be reduced by the amount of any Partial Withdrawal and may affect the way in which the cost of insurance charge is calculated and the Net Amount at Risk under the Policy. (See the sections on Monthly
Deduction - Cost of Insurance and Death Benefit Options - Methods of Affecting

                                      LLVL

Insurance Protection.) If Death Benefit Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a Partial Withdrawal may not be less than $100,000 during the first three Policy Years and $75,000 thereafter. Any request for a Partial Withdrawal that would reduce the Specified Amount below this amount will not be implemented.

A fee which does not exceed the lesser of $50 or 2% of the amount withdrawn is deducted from each Partial Withdrawal amount paid. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See the section on Partial Withdrawal Charge.)

TRANSFERS
Accumulation Value may be transferred among the Subaccounts of Separate Account LLVL and to the Fixed Account as often as desired. However, you may only make transfers out of the Fixed Account during the 30-day period following each Policy Anniversary Date. The transfers may be ordered in person, by mail, by telephone or, when available, through our website. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100.

The first 15 transfers per Policy Year will be permitted free of charge. After that, a transfer charge of $10 may be imposed each additional time amounts are transferred. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. (See the section on Transfer Charge.) Transfers may be subject to additional restrictions at the Fund level. Transfers resulting from Policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the 15 free transfers per Policy Year. Ameritas may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

The transaction cut-off time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time. Rydex requests received after the cutoff time will be executed on the following business day.

Transfers out of the Fixed Account are limited to the greater of (1) 25% of the Fixed Account attributable to the Policy; (2) the largest transfer made by the Policy Owner out of the Fixed Account during the last 13 months; or (3) $1,000. This provision is not available while dollar cost averaging from the Fixed Account.

The privilege to initiate transactions by telephone or through our website, when available, will be made available to Policy Owners automatically. Ameritas will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, Ameritas may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Ameritas follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; Ameritas' tape recording of all telephone transfer instructions; and the provision, by Ameritas, of written confirmation of telephone transactions.

When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Ameritas Life Insurance Corp. section of this prospectus.

The Policy's transfer privilege is not intended to afford Policy Owners a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the transfer privilege that may potentially disrupt the management of Separate Account LLVL and increase transaction costs, Separate Account LLVL has established a policy of limiting excessive transfer activity.

You may make two substantive transfers from each portfolio (at least 30 days apart) during any calendar year. A substantive transfer is a transfer from a Subaccount which exceeds the lesser of: 1) 51% of the Accumulation Value or 2) $100,000. This restriction does not limit non-substantive transfers and does not apply to transfers from the Money Market portfolio or the Rydex portfolios.

                                      LLVL

SYSTEMATIC PROGRAMS
Ameritas may offer systematic programs as discussed below. These programs will be subject to administrative guidelines Ameritas may establish from time to time. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. No other separate fee is assessed when you choose one of these programs. All other normal transfer restrictions, as described above, apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, you can instruct Ameritas to allocate Accumulation Value among the Subaccounts of Separate Account LLVL on a systematic basis, in accordance with your allocation instructions. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, you can instruct Ameritas to automatically transfer, on a systematic basis, a predetermined amount or specified percentage from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNING SWEEP. Permits systematic redistribution of earnings among Subaccounts.

You can request participation in the available programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. Ameritas reserves the right to modify, suspend or terminate such programs at any time. Participation in any systematic program will automatically terminate upon death of the Insured. Use of systematic programs may not be advantageous, and does not guarantee success.

REFUND PRIVILEGE
You may cancel the Policy within 10 days after you receive it, within 10 days after Ameritas delivers a notice of your right of cancellation, or within 45 days of completing Part I of the application, whichever is later. If a Policy is canceled within this time period the refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policy Owner must mail or deliver the policy and the notice of cancellation to the selling agent, or to Ameritas at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policy Owner's bank. (See the section on Postponement of Payments.)

EXCHANGE PRIVILEGE
During the first 24 policy months after the Policy Date of the Policy, the Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by Ameritas. No new evidence of insurability will be required.

The Policy Date, Issue Age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same Policy Date and Issue Age as under the Policy. Accumulation Values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Accumulation Values under the flexible contract and under the new policy. The Policy Owner may elect either the same Specified Amount or the same net amount at risk for the new policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by Ameritas. The exchange will be effective on the Valuation Date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY
The policy is available for individuals and for corporations and other institutions who wish to provide coverage and benefits for key employees.

                                      LLVL

Individuals wishing to purchase a Policy must complete an application and submit it to Ameritas. A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to Ameritas. Ameritas may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Ameritas' underwriting rules, and ALIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Policy months. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) the Issue Date is later because additional premiums or application amendments were needed. When there are additional requirements before issue (see below) the Policy Date will be the date it is sent for delivery and the Issue Date will be the date the requirements are met.

The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by Ameritas in its Home Office, the Issue Date will be the date the Policy is mailed to the Policy Owner or sent to the agent for delivery to the Policy Owner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the policy receipt and federal funds are received; and the application amendments are received and reviewed in Ameritas' Home Office (federal funds are monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank). The initial premium payment will be allocated to the Money Market Portfolio of the Vanguard Variable Insurance Fund as of the issue date, for 13 days. Then, the Accumulation Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met. Upon the completion of an application and the payment of the required amount at the time of the application. The amount of the interim coverage is limited to $100,000.

PREMIUMS
No insurance will take effect before an amount equal to or greater than the minimum initial premium is received by Ameritas in federal funds. The minimum initial premium is 25% of the total first year charges and deductions including charges for riders and any substandard risk adjustments. The minimum initial premium is less than the Guaranteed Death Benefit Premium. Subsequent premiums are payable at Ameritas' Home Office.

Subject to certain limitations, a Policy Owner has flexibility in determining the frequency and amount of premiums. However, unless the Policy Owner has paid sufficient premiums to pay the cost of insurance, the monthly maintenance and mortality and expense risk charges, the Policy may have a zero Net Cash Surrender Value and lapse. Ameritas agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative monthly Guaranteed Death Benefit Premium is paid even though, in certain instances, these premiums may not, after the payment of monthly insurance and administrative charges, generate positive Net Cash Surrender Values. (See the section on Additional Insurance Benefits (Riders).)

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policy Owner may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. The Policy Owner is not required to pay premiums in accordance with this schedule. The Policy Owner has considerable flexibility to alter the amount and frequency of premiums paid. Ameritas does reserve the right to limit the number and amount of additional or unscheduled premium payments.

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

Policy Owners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although Ameritas reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision is in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See the section on Duration of the Policy.) Unless the Guaranteed Death Benefit provision is in effect, even if Planned Periodic Premiums are paid by the Policy Owner, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement.)

PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws.

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Ameritas will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. Ameritas may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by Policy Owner, an additional premium payment may be required. Ameritas will notify the Policy Owner of any premium required to fund the increase. This required premium must be made as a single payment. The Accumulation Value of the Policy will immediately be increased by the amount of the payment, less the applicable premium charge.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE
ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policy Owner allocates net premiums to one or more Subaccounts of Separate Account LLVL or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. If there is any Outstanding Policy Debt at the time of a payment, Ameritas will treat the payment as a premium payment unless otherwise instructed in proper written notice.

The initial premium payment will be allocated to the Money Market portfolio of the Vanguard Variable Insurance Fund as of the Issue Date, for 13 days. Then, the Accumulation Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner. Premium payments received by Ameritas prior to the Issue Date are held in the General Account until the Issue Date and are credited with interest at a rate determined by Ameritas for the period from the date the payment has been converted into federal funds that are available to Ameritas. In no event will interest be credited prior to the Policy Date.

ACCUMULATION VALUE. The value of the Subaccounts of Separate Account LLVL will vary with the investment performance of these Subaccounts and the Policy Owner bears the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. Policy Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the monthly deduction and a grace period expires without a sufficient payment unless the Guaranteed Death Benefit provision is in effect. The grace period is 61 days from the date Ameritas mails a notice that the grace period has begun. Ameritas will notify the Policy Owner at the beginning of the grace period by mail addressed to the last known address on file with Ameritas. The notice will specify

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

the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the Net Cash Surrender Value is insufficient to cover the monthly deduction, the Policy Owner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See the section on Charges and Deductions.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) from the beginning of the grace period, but before the Maturity Date. We will reinstate your Policy based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

        (1) Evidence of insurability of the Insured satisfactory to Ameritas (including evidence of insurability of any person covered by a rider to reinstate the rider);

        (2) Any policy debt will be reinstated with interest due and accrued;

        (3) The Policy cannot be reinstated if it has been surrendered for its full Net Cash Surrender Value;

        (4) The payment of a premium sufficient to pay monthly and other policy deductions for the three months following reinstatement and to pay premium charges on the premiums paid; and

        (5) If the reinstatement occurs during the first three Policy Years, you may pay premiums in the amount necessary to meet the cumulative monthly requirements of the Guaranteed Death Benefit Premium as of the date of reinstatement.

The amount of Accumulation Value on the date of reinstatement will be equal to the amount of the Net Cash Surrender Value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above. If any policy debt was reinstated, that debt will be held in Ameritas' General Account. Accumulation Value calculations will then proceed as described under the section on Accumulation Value.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by Ameritas of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate Ameritas for:

        (1) Providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider;

        (2) Administering the Policy;

        (3) Assuming certain risks in connection with the Policy; and

        (4) Incurring expenses in distributing the Policy.

The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENT
SALES CHARGE. There is no premium load to cover sales and distribution expenses.

PREMIUM CHARGES. A deduction of up to 5% (currently 3.5%) of the premium will be made from each premium payment to pay state premium taxes (currently 2.5%) and the expense of deferring the tax deduction of policy acquisition costs (currently 1.0%). The deduction represents an amount Ameritas considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray

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                                       27
the cost of capitalizing certain policy acquisition expenses as required by Internal Revenue Code Section 848. Ameritas does not expect to derive a profit from the premium charges.

As to state premium taxes, these vary from state to state and currently range from .75 percent to 3.5 percent. Therefore, the deduction Ameritas makes from each premium payment may be higher or lower than the actual premium tax imposed by a particular jurisdiction. The rate of tax imposed is subject to change by governmental entity.

CHARGES DEDUCTED FROM ACCUMULATION VALUE
MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate Ameritas for administrative expenses and insurance provided. These charges will be allocated from the Investment Options on a pro rata basis. Each of these charges is described in more detail below.

MAINTENANCE CHARGE. To compensate Ameritas for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $9.00 per policy charge (currently $9.00 the first policy year and the first 12 months following an increase in Specified Amount and $4.50 during all other months). This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. Ameritas does not expect to make any profit from the monthly maintenance charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. Ameritas will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk for each policy month. The Net Amount at Risk on any Monthly Activity Date is the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

The annual cost of insurance rate is based on the Insured's sex, Attained Age, policy duration, Specified Amount, and risk class. The rate will vary if the Insured is a smoker, non-smoker, a preferred non-smoker or is considered a substandard risk and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Table of Policy Charges shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and are equal to the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on Ameritas' own mortality experience. Policies issued on a unisex basis are based upon the 1980 Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The cost of insurance rates, and payment options for policies issued in Montana and certain other states, or issued in connection with certain employer sponsored arrangements are on a sex-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. Any change in the cost of insurance rates will apply to all persons of the same age, sex, Specified Amount and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in Death Benefit resulting from a change in Death Benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate for the increase will reflect the underwriting class which would apply for such increase. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

The rate class of an Insured will affect the cost of insurance rate. Ameritas currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance rate than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.37 to 4 times the guaranteed rate for a standard issue.

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                                       28

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The cost of insurance rate will be increased by the flat extra rating.

SURRENDER CHARGE
The Policy has no surrender charge and may be surrendered at any time during the Insured's lifetime for the policy's Net Cash Surrender Value. There is a charge, however, for Partial Withdrawals. (See the section on Partial Withdrawal Charge.)

TRANSFER CHARGE
A charge of $10.00 (guaranteed not to increase) for each transfer among the Investment Options in excess of 15 per Policy Year may be imposed to compensate Ameritas for the costs of processing the transfer. Since the charge reimburses Ameritas for the cost of processing the transfer only, Ameritas does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Investment option in which the Policy Owner is invested. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE
A charge will be imposed for each Partial Withdrawal. This charge will compensate Ameritas for the administrative costs of processing the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required because of the Partial Withdrawal. This charge is currently the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn). A Partial Withdrawal charge is not assessed when a Policy is Surrendered.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A daily charge will be deducted from the value of the net assets of Separate Account LLVL to compensate Ameritas for mortality and expense risks assumed in connection with the Policy. This daily charge from Separate Account LLVL is currently at the rate of 0.002049% (equivalent to an annual rate of 0.75%) and will not exceed 0.002459% (equivalent to an annual rate of .90%) of the average daily net assets of Separate Account LLVL. The daily charge will be deducted from the net asset value of Separate Account LLVL, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Ameritas believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies.

The mortality risk assumed by Ameritas is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits paid will be greater than initially estimated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

FUND MANAGEMENT FEES
Fee information relating to the underlying funds was provided to Ameritas by the underlying funds. Ameritas has not independently verified the information received from the underlying funds.

Vanguard's Fixed Income Group provides advisory services to the Money Market and High-Grade Bond Portfolios. Vanguard's Core Management Group provides advisory services to the Equity Index Portfolio. Newell Associates, Lincoln Capital Management Company, and Granahan Investment Management, Inc., serve as independent investment advisors to the Equity Income, Growth, and Small Company Growth Portfolios, respectively. Wellington Management Company serves as investment advisor to the Balanced and High Yield Bond Portfolios. The International Portfolio employs Schroder Capital Management International, Inc. as the adviser. Each portfolio reimburses Vanguard for the costs of providing corporate management, administrative, distribution and shareholder accounting services.

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                                       29

Calvert Asset Management Company Inc., an affiliate of Ameritas, is investment adviser of the CVS Social Portfolios. Other Calvert entities may provide administrative services to certain of the portfolios.

Neuberger Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of the Trust. The figures reported under "Investment Advisory & Management" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

Neuberger Berman Management, Inc. ("NBMI") provides investment management services to each Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel to the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its management agreement with the Portfolio to third parties.

Each Portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the Portfolio and as distributor of its shares. Each Series bears all expenses of its operations other than those borne by NBMI as investment manager of the Series. These expenses include, but are not limited to, for the Portfolios and the Series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the Portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Series, custodial fees for securities. Any expenses which are not directly attributable to a specific Series are allocated on the basis of the net assets of the respective Series.

Berger LLC provides investment advisory services to the Berger IPT Funds available in Separate Account LLVL. Berger LLC agreed to waive its advisory fee and reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of Berger IPT-Growth Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT-Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets.

PADCO Advisors II, Inc., investment advisor of the Rydex Variable Trust, and PADCO Service Company, Inc., servicer to the Rydex Variable Trust, may from time to time volunteer to waive fees and/or reimburse expenses. For the period ending December 31, 1999, there were no waivers or reimbursements.

Policy Owners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. No such management fees are assessed against Net Premiums allocated to the Fixed Account. (See the summary section for the Fund Expense Summary.)

TAXES. Currently, no additional charges are made against Separate Account LLVL for federal, state or local income taxes. Ameritas may, however, make such a charge in the future if income or gains within Separate Account LLVL will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of Ameritas changes. Charges for such taxes, if any, would be deducted from Separate Account LLVL and/or the Fixed Account. (See the section on Federal Tax Matters.)

GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by Ameritas. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus. The Policy controls the rights and benefits. A copy of the Policy is available upon request from Ameritas.

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                                       30

CONTROL OF POLICY. The Policy Owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policy Owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last Policy Owner to die.

BENEFICIARY. The Policy Owner may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policy Owner; otherwise to the estate of the Policy Owner.

CHANGE OF BENEFICIARY. The Policy Owner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. Ameritas will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the Policy Owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with Ameritas at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and Ameritas will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to Ameritas and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no Beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policy Owner, if living; otherwise to any successor-owner, if living; otherwise to the Policy Owner's estate. Any proceeds payable on the Maturity Date or upon Surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY. Ameritas can not contest the Policy or reinstated Policy while the Insured is alive after it has been in force for two years from the Policy Date (or reinstatement effective date). After the Policy Date, Ameritas cannot contest an increase in the Specified Amount or addition of a rider while the Insured is alive, after such increase or addition has been in force for two years from its effective date. However, this two year provision shall not apply to riders that provide disability or accidental death benefits.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted. The Death Benefit will be adjusted to the amount that would be purchased by the most recent cost of insurance deductions using the correct cost of insurance rate.

SUICIDE. The Policy does not cover suicide within two years of the Policy Date unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, Ameritas will pay only the premiums received less any Partial Withdrawals, the cost for riders and any Outstanding Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, Ameritas' liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, Partial Withdrawals, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policy Owners; (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account LLVL's net assets; or (4) Surrender, loans or Partial Withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy

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

of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policy Owner's bank.

REPORTS AND RECORDS. Ameritas will maintain all records relating to Separate Account LLVL and will mail to the Policy Owner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policy Owner may receive confirmation of such transactions in their quarterly statements. The Policy Owner should review the information in these statements carefully. All errors or corrections must be reported to Ameritas immediately to assure proper crediting to the Policy. Ameritas will assume all transactions are accurately reported on quarterly statements unless Ameritas is otherwise notified within 30 days after receipt of the statement. The Policy Owner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the monthly deduction. (See the section on Charges Deducted From Accumulation Value-Monthly Deduction.)

        ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT
        RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period (no waiting period in certain states) Ameritas will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

        Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by Ameritas or its affiliates. Ameritas may charge the lesser of 2% of the benefit or $50 as a Partial Withdrawal charge to cover the costs of administration.

        Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policy Owner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

        The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, Partial Withdrawals, and Surrender. The accelerated benefit will be treated as a lien against the Policy Death Benefit and will thus reduce the proceeds payable on the death of the Insured. There is no extra premium for this rider.

        CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

        GUARANTEED INSURABILITY RIDER. Provides that the Policy Owner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

        WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. Provides, while the Insured is disabled, for the waiver of monthly deduction for expense charges and the cost of insurance charges including table ratings and flat extras for the policy and all riders.

        PAYOR WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. Provides, while the covered person is disabled, for the waiver of monthly deductions for expense charges and the cost of insurance charges including table ratings and flat extras for the Policy and all riders. This rider is available for Insureds ages 0 to 14.

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

        COST RECOVERY RIDER. This rider allows a one time special Partial Withdrawal without reducing the Specified Amount. There is no charge for this rider.

        EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to Ameritas during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the Policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the Policy continues in force. Interest on Policy loans will continue to accrue and become part of the Outstanding Policy Debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the Beneficiary.

        There is no extra premium for this rider. This rider is not available in all states.

        The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date. Due to the lack of specific guidance by the Internal Revenue Service on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the original scheduled Maturity Date, among other things, the Death Benefit may be taxable to the recipient. The Policy Owner should consult a qualified tax advisor regarding the possible adverse tax consequences resulting from extension of the original scheduled Maturity Date.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. (AIC), a wholly owned subsidiary of AMAL Corporation (which is majority owned by Ameritas), will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and Ameritas. AIC was organized under the laws of the State of Nebraska on December 29, 1983 and is a registered broker-dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. In 1999, AIC received gross variable universal life compensation of $198,771, and retained $10,753 in underwriting fees, and $19 in brokerage commissions on Ameritas' variable universal life policies.

AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. AIC also serves as principal underwriter for Ameritas' variable annuities, and for Ameritas Variable Life Insurance Company's variable life and variable annuities. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.

There is no premium load to cover sales and distribution expenses. To the extent that sales and distribution expenses are paid, if at all, Ameritas will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy.

Policies can be purchased directly from Ameritas through its direct consumer services, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase.

Policies can be purchased from field representatives who are registered representatives of AIC, or from registered representatives of other registered broker-dealers authorized to sell the Policies subject to applicable law. In these situations, AIC or the other broker-dealer may receive compensation in an amount no greater than 9% of the target first year premium paid plus the first year cost of any riders, and 2% of excess first year premium. In years thereafter, AIC or the other broker-dealer may receive asset based compensation at an annualized rate of .1% per Policy Year of the Net Cash Surrender Value. AIC or the other broker-dealer may pass a portion of this compensation on to the registered representative or the manager of the registered representative.

                                      LLVL

Upon any subsequent increase in Specified Amount or any subsequent increase in riders, marketing allowances will also be paid based on the amount of the increase in Specified Amount or increase in rider.

Ameritas may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of Ameritas or any of its affiliates, employees and registered representatives of any broker-dealer that has entered into a sales agreement with Ameritas or AIC and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy, and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax laws except premium taxes. (See the section on Deductions From Premium Payment.) This discussion is based upon Ameritas' understanding of the relevant laws at the time of filing. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased. Ameritas makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.

(1)   TAXATION OF AMERITAS. Ameritas is taxed as a life insurance company under
      Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At this time, since Separate Account LLVL is not an entity separate from Ameritas, and its operations form a part of Ameritas, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of Separate Account LLVL are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. Ameritas believes that Separate Account LLVL net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under Policy.

      Ameritas does not currently expect to incur any additional federal income tax liability attributable to Separate Account LLVL with respect to the sale of the Policies. Accordingly, no charge is being made currently to Separate Account LLVL for federal income taxes. If, however, Ameritas determines that it may incur such taxes attributable to Separate Account LLVL, it may assess a charge for such taxes against Separate Account LLVL.

      Ameritas may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against Separate Account LLVL. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account LLVL, if any, may be assessed against Separate Account LLVL.

(2) TAX STATUS OF THE POLICY. The Code (section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. Ameritas believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change.

      The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes. If a life insurance policy is classified as a modified endowment contract, distributions from it (including loans) are taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

      Certain benefits the Policy Owner may elect under this Policy may be material changes affecting the 7-pay premium test. These include, but are not limited to, changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract", Partial Withdrawal, full Surrenders, assignments, pledges, and loans (including loans to pay loan

                                      LLVL
      interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the taxpayer's age 59 1/2 . The 10% penalty tax does not apply if the distribution is made because the taxpayer is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the policy becoming a modified endowment contract. All modified endowment policies issued by Ameritas to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. A Policy Owner should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.

      The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account LLVL to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. If the Policy is not treated as life insurance because it fails the diversification requirements, the Policy Owner is then subject to federal income tax on gain in the Policy as it is earned. Separate Account LLVL, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in temporary regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

      Ameritas does not have control over the Funds or their investments. However, Ameritas believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, Ameritas believes that the Policy will be treated as a life insurance contract for federal tax purposes.

      In connection with the issuance of temporary regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, Ameritas reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of Separate Account LLVL or otherwise to qualify the Policy for favorable tax treatment.

      The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(3) TAX TREATMENT OF POLICY PROCEEDS. Ameritas believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, Ameritas believes that the Death Benefit payable prior to the original maturity date will be generally excludable from the gross income of the Beneficiary under
      Section 101(a)(1) of the Code and the Policy Owner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However, there are certain exceptions to the general rule that death benefit proceeds are non-taxable. Federal, state and local tax consequences of ownership of or receipt of proceeds under a policy depends on the circumstances of each Policy Owner and Beneficiary.

      Distributions From Policies That Are Not "Modified Endowment Contracts." Distributions (while the Insured is still alive) from a Policy that is not a modified endowment contract are generally treated as first a recovery of the investment in the Policy and then only after the return of all such investment, as disbursing taxable income. However, in the case of a decrease in the Death Benefit,

                                      LLVL
      a partial withdrawal, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the
      Section 7702 defined limits on premiums and Accumulation Values, such distributions may be taxable in whole or in part as ordinary income to the Policy Owner ( to the extent of any gain in the Policy) as prescribed in
      Section 7702. In addition, upon a complete Surrender or lapse of a Policy that is not a "modified endowment contract," if the amount received plus the amount of any outstanding Policy debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income for tax purposes. Investment in the Policy means (1) the total amount of any premiums paid for the Policy plus the amount of any loan received under the Policy to the extent the loan is included in gross income of the Policy Owner minus (2) the total amount received under the Policy by the Policy Owner that was excludable from gross income, excluding any non-taxable loan received under the Policy.

      Ameritas also believes that loans received under a Policy that is not a "modified endowment contract" will be treated as debt of the Policy Owner and that no part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force, unless the Policy becomes a modified endowment contract. Should the Policy lapse while Policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

      Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repealed the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies on the lives of individuals who are or were officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for debt incurred (1) before January 1, 1996, or (2) before January 1, 1997, for policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurred over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. The Taxpayer Relief Act of 1997 ("TRA "97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-"97 law with respect to key persons and pre-June 21, 1986 policies). Any material change in a policy (including a material increase in the death benefit) may cause the policy to be treated as a new policy for purposes of the rule. TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for policies issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that's allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

      Distributions From Policies That Are "Modified Endowment Contracts." Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer's age
      59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary.

      The right to exchange the Policy for a flexible premium adjustable life insurance policy (see the section on Exchange Privilege), the right to change Policy Owners (see the section on General Provisions), and the provision for Partial Withdrawals (see the section on Surrenders) may have

                                      LLVL
      tax consequences depending on the circumstances of such exchange, change, or Partial Withdrawal. Upon Surrender or when maturity benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid, (the "basis"), that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.

      Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policy Owner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. Further, the tax consequences of using the Policy in nonqualified plan arrangements may vary depending on the particular facts and circumstances of the arrangement. The advice of competent counsel should be sought in connection with the use of life insurance in a qualified or nonqualified plan.

      YOU SHOULD CONSULT QUALIFIED TAX AND/OR LEGAL ADVISORS TO OBTAIN COMPLETE INFORMATION ON FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS APPLICABLE TO YOUR PARTICULAR SITUATION.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Ameritas holds the assets of Separate Account LLVL. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. Ameritas maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.

THIRD PARTY SERVICES

Ameritas is aware that certain third parties are offering investment advisory services in connection with the Policies. Ameritas does not engage any such third parties to offer such services of any type as part of the Policy. Firms or persons offering such services do so independently from any agency relationship they may have with Ameritas for the sale of Policies. Ameritas takes no responsibility for the investment allocations and transfers transacted on a Policy Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Policy Owners should be aware that fees paid for such services are separate and in addition to fees paid under the Policies.

VOTING RIGHTS

Ameritas is the legal holder of the shares held in the Subaccounts of Separate Account LLVL and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the 1940 Act and upon any other matter that may be voted upon at shareholder meetings of the Funds. To the extent required by law, Ameritas will vote all shares of the Funds held in Separate Account LLVL at regular and special shareholder meetings of the Funds in accordance with instructions received from Policy Owners based on the number of shares held as of the record date declared by the Fund's Board of Directors.

The number of Fund shares in a Subaccount for which instructions may be given by a Policy Owner is determined by dividing the Policy's Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted.

The number of votes will be determined as of the record date established by the Portfolio. Voting instructions will be solicited by written communication prior to the shareholder meeting in accordance with procedures established by the Funds.

Fund shares held in each Subaccount for which no timely instructions from Policy Owners are received and Fund shares held in each Subaccount which do not support Policy Owner interests will be voted by Ameritas in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, Ameritas may elect to vote shares of the Fund in its own right.

                                      LLVL

DISREGARD OF VOTING INSTRUCTION. Ameritas may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, Ameritas itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if Ameritas reasonably disapproves those changes in accordance with applicable federal regulations. If Ameritas does disregard voting instructions, it will advise Policy Owners of that action and its reasons for the action in the next annual report or proxy statement to Policy Owners.

STATE REGULATION OF AMERITAS

Ameritas, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of Ameritas and Separate Account LLVL as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of Ameritas and Separate Account LLVL.

In addition, Ameritas is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The Policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AMERITAS

This list shows name and position(s) with Ameritas followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER* Chairman and Chief Executive Officer: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; Director, Chairman of the Board, Chief Executive
Officer: Ameritas Variable Life Insurance Company; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

KENNETH C. LOUIS, DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER*
Executive Vice President: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; Director, Executive Vice President: Ameritas Variable Life Insurance Company; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

JAMES P. ABEL, DIRECTOR**
President: NEBCO, Inc.

DUANE W. ACKLIE, DIRECTOR**
Chairman: Crete Carrier Corporation; Director: AMAL Corporation

HALUK ARITURK, EXECUTIVE VICE PRESIDENT - AMERITAS ACACIA SHARED SERVICES
CENTER*
Senior Vice President, Operations and Chief Actuary: Acacia Life Insurance Company; also serves as officer and/or director of subsidiaries and/or affiliates of Acacia Life Insurance Company.

ROBERT C. BARTH, VICE PRESIDENT AND CONTROLLER*
Controller: Ameritas Variable Life Insurance Company.

ROBERT W. CLYDE, DIRECTOR**
Executive Vice President: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; President and Chief Operating Officer: Acacia National Life Insurance Company.

                                      LLVL

JAN M. CONNOLLY, SENIOR VICE PRESIDENT - OPERATIONS, PLANNING AND QUALITY* Senior Vice President - Operations, Planning and Quality: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company

WILLIAM W. COOK, JR., DIRECTOR**
Chairman, Chief Executive Officer: The Beatrice National Bank and Trust Co.

BERT A. GETZ, DIRECTOR**
Chairman and President: Globe Corporation; Director: Security Pacific Bank Arizona, Security Pacific Bancorp Southwest, Bancwest Mortgage Corp., Security Pacific Corporation, Security Pacific National Bank, Ellsworth Financial Corp., Iliff, Thorn & Co., CalMat Co., Dean Foods Company, Continental Bank, Continental Bank Corp.; Advisory Director: Myers Craig Vallone Co.; Trustee:
Mayo Foundation

WILLIAM R. GIOVANNI, SENIOR VICE PRESIDENT, PRESIDENT AND CHIEF EXECUTIVE OFFICER-AIC*
Also serves as officer and director of an affiliate of Ameritas Life Insurance Corp.; President: FirsTier Securities

KENNETH R. JONES, VICE PRESIDENT - CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President-Corporate Compliance and Assistant Secretary: Ameritas Variable Life Insurance Company, also serves as officer of other subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

JAMES R. KNAPP, DIRECTOR**
Chairman: The Brookhollow Group; General Partner: Windsor Associates

ROBERT F. KROHN, DIRECTOR**
Chairman and Chief Executive Officer: PSI Group, Inc.; President: Krohn Corporation; Chairman of the Board: Commercial Federal Corporation

WILLIAM W. LESTER, VICE PRESIDENT-SECURITIES*
Also serves as an officer of a subsidiary of Ameritas Life Insurance Corp.

WILFRED J. MADDUX, DIRECTOR**
President, Manager: Maddux Cattle Company

JOANN M. MARTIN, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER*
Senior Vice President, Chief Financial Officer and Corporate Treasurer: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; Director, Vice President and Chief Financial Officer: Ameritas Variable Life Insurance Company; also serves as an officer and/or director of other subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

CHARLES T. NASON, DIRECTOR**
Vice Chairman and President: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; Chairman of the Board and Chief Executive Officer, Director:
Acacia National Life Insurance Company; Chairman, President and Chief Executive
Officer: Acacia Life Insurance Company.

BARRY C. RITTER, SENIOR VICE PRESIDENT - INFORMATION SERVICES*

PAUL C. SCHORR, III, DIRECTOR**
President and CEO: ComCor Holding, Inc.; Chairman: Ebco/Commonwealth, Inc.; President, Chief Executive Officer: Fishbach Corp., Commonwealth Companies, Inc.

WILLIAM C. SMITH, DIRECTOR**
Director: AMAL Corporation; President: William C. Smith & Co.; President, Chairman, Chief Executive Officer: FirsTier Bank, N.A.; President, Chief Operating Officer, Chairman, Chief Executive Officer: FirsTier Financial, Inc.

DONALD R. STADING, SENIOR VICE PRESIDENT, SECRETARY AND CORPORATE GENERAL
COUNSEL*
Senior Vice President and Deputy General Counsel: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company; Secretary and General Counsel: Ameritas Variable Life Insurance Company; Also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

                                      LLVL

NEAL E. TYNER, DIRECTOR, CHAIRMAN EMERITUS**
NET Consultants, Formerly Chairman of the Board and CEO of Ameritas Life Insurance Corp.

RICHARD W. VAUTRAVERS, SENIOR VICE PRESIDENT AND CORPORATE ACTUARY*
Senior Vice President and Corporate Actuary: Ameritas Acacia Mutual Holding Company, Ameritas Holding Company and Acacia National Life Insurance Company.

WINSTON J. WADE, DIRECTOR**
Vice President-Network Infrastructure: U.S. West Communications; Vice President-Technical Services: U.S. West Communication, Inc.
---------------

  * Principal business address: Ameritas Life Insurance Corp, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501.

 ** Principal address for: James P. Abel, NEBCO, Inc., P.O. Box 80268, Lincoln,
    Nebraska 68501; Duane W. Acklie, Crete Carrier Corporation, P.O. Box 81228, Lincoln, Nebraska 68501; Robert W. Clyde, Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814; William W. Cook, Jr., The Beatrice National Bank and Trust Company, P.O. Box 100, Beatrice, Nebraska 68310; Bert A. Getz, Globe Corporation, Scottsdale Spectrum, 6730
    N. Scottsdale Road, Suite 250, Scottsdale, Arizona 85253; James R. Knapp, Brookhollow Group, One Brookhollow Drive, Santa Ana, California 92705; Robert F. Krohn; PSI Group, Inc., 10011 J Street, Omaha, Nebraska 68127; Wilfred Maddux, Maddux Cattle Company, P.O. Box 217, Wauneta, Nebraska 69045; Charles T. Nason, Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814; Paul C. Schorr, III, ComCor Holding, Inc., 6940 "O" Street, Suite 336, P.O. Box 57310, Lincoln, Nebraska 68505; William C. Smith, William C. Smith & Co., Cornhusker Plaza, Suite 401, 301 So. 13th Street, Lincoln, Nebraska 68508; Neal E. Tyner, NET Consultants, 6940 "O" Street, Suite 324, Lincoln, Nebraska 68510; Winston J. Wade, c/o PMI-USW 843-1, P.O. Box 311, Mendham, New Jersey 07945-0311.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and Ameritas' right to issue the Policy under Nebraska Insurance Law, have been passed upon by Donald R. Stading, Senior Vice President, Secretary and Corporate General Counsel.

LEGAL PROCEEDINGS

There are no legal proceedings to which Separate Account LLVL is a party or to which the assets of Separate Account LLVL are subject. Ameritas is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies, or that relates to Separate Account LLVL. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

EXPERTS

The consolidated financial statements of Ameritas as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the subaccounts of Separate Account LLVL as of December 31, 1999, and for each of the three years in the period then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Russell J Wittgen Vice President - Individual Product Management of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning Separate Account LLVL, Ameritas and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                      LLVL

FINANCIAL STATEMENTS

The financial statements of Ameritas which are included in this Prospectus should be considered only as bearing on the ability of Ameritas to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Separate Account LLVL.

                                      LLVL

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statement of net assets of each of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVL (comprising, respectively, the Money Market Portfolio, Equity Index Portfolio, Equity Income Portfolio, Growth Portfolio, Balanced Portfolio, High-Grade Bond Portfolio, International Portfolio, High Yield Bond Portfolio (commenced March 10, 1997), and Small Company Growth Portfolio (commenced January 29, 1997) of the Vanguard Variable Insurance Fund; the Balanced Portfolio, Growth Portfolio, Partners Portfolio, Limited Maturity Bond Portfolio, and Liquid Assets Portfolio (commenced November 15, 1999) of the Neuberger & Berman Advisers Management Trust; the 100 Fund Portfolio (commenced June 11, 1997), and Small Company Growth Portfolio (commenced May 21, 1997) of the Berger Institutional Products Trust; the Nova Portfolio (commenced July 6, 1999) OTC Portfolio (commenced July 1, 1999), Precious Metals Portfolio (commenced August 10, 1999), Ursa Portfolio (commenced July 27, 1999), and U.S. Government Bond Portfolio (commenced October 6, 1999) of the Rydex Variable Trust; and the EAFE Equity Index Portfolio (commenced November 29, 1999), and Equity 500 Index Portfolio (commenced November 29, 1999) of the BT Insurance Funds Trust) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Life Insurance Corp. Separate Account LLVL as of December 31, 1999, and the results of its operations and changes in net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                     F-I- 1

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  VANGUARD VARIABLE INSURANCE FUND:
     Money Market Portfolio -- 10,908,224.550 shares at
      $1.0000 per share (cost $10,908,225)..................    $10,908,225
     Equity Index Portfolio -- 415,859.239 shares at
      $38.1500 per share (cost $11,650,145).................     15,865,030
     Equity Income Portfolio -- 175,828.807 shares at
      $20.2833 per share (cost $3,298,811)..................      3,566,389
     Growth Portfolio -- 386,088.181 shares at $32.9238 per
      share (cost $9,588,268)...............................     12,711,490
     Balanced Portfolio -- 240,439.131 shares at $16.3679
      per share (cost $4,015,342)...........................      3,935,484
     High-Grade Bond Portfolio -- 133,849.264 shares at
      $10.1712 per share (cost $1,454,625)..................      1,361,408
     International Portfolio -- 279,415.076 shares at
      $18.0791 per share (cost $3,884,321)..................      5,051,573
     High Yield Bond Portfolio -- 72,423.288 shares at
      $9.5466 per share (cost $748,365).....................        691,396
     Small Company Growth Portfolio -- 161,092.846 shares at
      $18.8588 per share (cost $1,787,935)..................      3,038,018
  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:
     Balanced Portfolio -- 23,541.878 shares at $20.89 per
      share (cost $376,296).................................        491,790
     Growth Portfolio -- 40,447.572 shares at $37.27 per
      share (cost $996,349).................................      1,507,481
     Partners Portfolio -- 174,407.311 shares at $19.64 per
      share (cost $3,129,094)...............................      3,425,359
     Limited Maturity Bond Portfolio -- 6,849.778 shares at
      $13.24 per share (cost $95,313).......................         90,691
     Liquid Assets Portfolio -- 0 shares at $1.00 per share
      (cost $0).............................................             --
  BERGER INSTITUTIONAL PRODUCTS TRUST:
     100 Fund Portfolio -- 20,044.368 shares at $19.22 per
      share (cost $265,456).................................        385,252
     Small Company Growth Portfolio -- 55,390.560 shares at
      $23.51 per share (cost $788,206)......................      1,302,232
  RYDEX VARIABLE TRUST:
     Nova Portfolio -- 60,263.009 shares at $18.57 per share
      (cost $1,058,760).....................................      1,119,084
     OTC Portfolio -- 53,533.346 shares at $38.52 per share
      (cost $1,590,039).....................................      2,062,104
     Precious Metals Portfolio -- 0 shares at $5.43 per
      share ($0 cost).......................................             --
     Ursa Portfolio -- 10,790.826 shares at $5.35 per share
      (cost ($30,999).......................................         57,732
     U.S. Government Bond Portfolio -- 0 shares at $10.17
      per share ($0 cost)...................................             --
  BT INSURANCE FUNDS TRUST:
     EAFE Equity Index Portfolio -- 15.508 shares at $13.60
      per share (cost $206).................................            211
     Equity 500 Index Portfolio -- 878.859 shares at $15.18
      per share (cost $13,020)..............................         13,340
                                                                -----------
          Net Assets Representing Equity of Policyowners....    $67,584,289
                                                                ===========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     F-I- 3

                         AMERITAS LIFE INSURANCE CORP.
                             SEPARATE ACCOUNT LLVL
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                  VANGUARD VARIABLE INSURANCE FUND
                                                             -------------------------------------------
                                                             MONEY MARKET   EQUITY INDEX   EQUITY INCOME
                                                  TOTAL       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                ----------   ------------   ------------   -------------
                     1999
INVESTMENT INCOME:
  Dividend distributions received.............  $1,237,100     $530,330      $  148,939      $  89,324
  Mortality and expense risk charge...........     393,110       78,492          86,778         25,269
                                                ----------     --------      ----------      ---------
NET INVESTMENT INCOME (LOSS)..................     843,990      451,838          62,161         64,055
                                                ----------     --------      ----------      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions.............   1,086,374           --         129,342         25,767
  Net change in unrealized appreciation
     (depreciation)...........................   6,830,638           --       2,087,028       (242,393)
                                                ----------     --------      ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS................   7,917,012           --       2,216,370       (216,626)
                                                ----------     --------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $8,761,002     $451,838      $2,278,531      $(152,571)
                                                ==========     ========      ==========      =========
                     1998
INVESTMENT INCOME:
  Dividend distributions received.............  $  887,746     $446,322      $   88,442      $  62,950
  Mortality and expense risk charge...........     242,752       62,330          44,946         16,755
                                                ----------     --------      ----------      ---------
NET INVESTMENT INCOME (LOSS)..................     644,994      383,992          43,496         46,195
                                                ----------     --------      ----------      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions.............   1,061,059           --          31,074         14,132
  Net change in unrealized appreciation
     (depreciation)...........................   3,364,606           --       1,422,460        306,650
                                                ----------     --------      ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS................   4,425,665           --       1,453,534        320,782
                                                ----------     --------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $5,070,659     $383,992      $1,497,030      $ 366,977
                                                ==========     ========      ==========      =========
                     1997
INVESTMENT INCOME:
  Dividend distributions received.............  $  462,801     $245,562      $   47,557      $  24,444
  Mortality and expense risk charge...........     110,634       33,383          20,371          5,918
                                                ----------     --------      ----------      ---------
NET INVESTMENT INCOME (LOSS)..................     352,167      212,179          27,186         18,526
                                                ----------     --------      ----------      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions.............     303,704           --          33,570         22,916
  Net change in unrealized appreciation
     (depreciation)...........................   1,466,662           --         633,010        181,981
                                                ----------     --------      ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS................   1,770,366           --         666,580        204,897
                                                ----------     --------      ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $2,122,533     $212,179      $  693,766      $ 223,423
                                                ==========     ========      ==========      =========

---------------
(1) Commenced business 03/10/97
(2) Commenced business 01/29/97

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

                            VANGUARD VARIABLE INSURANCE FUND
    ---------------------------------------------------------------------------------
                                                                            SMALL
                             HIGH-GRADE                    HIGH YIELD      COMPANY
      GROWTH     BALANCED       BOND      INTERNATIONAL       BOND          GROWTH
    PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO(1)   PORTFOLIO(2)
    ----------   ---------   ----------   -------------   ------------   ------------
    $   53,215   $ 139,619   $ 100,678      $ 55,048        $ 61,240      $   10,793
        67,410      28,606      12,093        29,215           5,343          13,679
    ----------   ---------   ---------      --------        --------      ----------
       (14,195)    111,013      88,585        25,833          55,897          (2,886)
    ----------   ---------   ---------      --------        --------      ----------
       510,527     176,705          --       120,581              --              --
     1,522,989    (139,022)   (119,221)      823,178         (40,137)      1,111,307
    ----------   ---------   ---------      --------        --------      ----------
     2,033,516      37,683    (119,221)      943,759         (40,137)      1,111,307
    ----------   ---------   ---------      --------        --------      ----------
    $2,019,321   $ 148,696   $ (30,636)     $969,592        $ 15,760      $1,108,421
    ==========   =========   =========      ========        ========      ==========
    $   32,780   $ 116,090   $  40,993      $ 43,651        $ 33,203      $    6,273
        34,924      20,046       5,086        20,770           2,934           5,841
    ----------   ---------   ---------      --------        --------      ----------
        (2,144)     96,044      35,907        22,881          30,269             432
    ----------   ---------   ---------      --------        --------      ----------
       313,459     239,670       2,291            --             803           1,045
     1,308,658     (22,651)     12,857       419,205         (19,842)        126,551
    ----------   ---------   ---------      --------        --------      ----------
     1,622,117     217,019      15,148       419,205         (19,039)        127,596
    ----------   ---------   ---------      --------        --------      ----------
    $1,619,973   $ 313,063   $  51,055      $442,086        $ 11,230      $  128,028
    ==========   =========   =========      ========        ========      ==========
    $   24,821   $  62,554   $  17,945      $ 24,884        $  7,800      $    1,148
        13,622       8,857       2,094        10,213             670           1,158
    ----------   ---------   ---------      --------        --------      ----------
        11,199      53,697      15,851        14,671           7,130             (10)
    ----------   ---------   ---------      --------        --------      ----------
        70,741      86,534          --        19,354             254              --
       269,256      73,173      12,105       (87,836)          3,011          12,224
    ----------   ---------   ---------      --------        --------      ----------
       339,997     159,707      12,105       (68,482)          3,265          12,224
    ----------   ---------   ---------      --------        --------      ----------
    $  351,196   $ 213,404   $  27,956      $(53,811)       $ 10,395      $   12,214
    ==========   =========   =========      ========        ========      ==========

                                     F-I- 5

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                    NEUBERGER & BERMAN ADVISERS
                                                                         MANAGEMENT TRUST
                                                                -----------------------------------
                                                                BALANCED      GROWTH      PARTNERS
                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                ---------    ---------    ---------
1999
INVESTMENT INCOME:
  Dividend distributions received...........................    $  4,225     $     --     $  35,509
  Mortality and expense risk charge.........................       2,052        7,887        23,344
                                                                --------     --------     ---------
NET INVESTMENT INCOME (LOSS)................................       2,173       (7,887)       12,165
                                                                --------     --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................       6,259       50,640        61,754
  Net change in unrealized appreciation (depreciation)......     104,554      455,481       124,559
                                                                --------     --------     ---------
NET GAIN (LOSS) ON INVESTMENTS..............................     110,813      506,121       186,313
                                                                --------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $112,986     $498,234     $ 198,478
                                                                ========     ========     =========
1998
INVESTMENT INCOME:
  Dividend distributions received...........................    $  4,578     $     --     $   8,593
  Mortality and expense risk charge.........................       1,618        5,470        18,794
                                                                --------     --------     ---------
NET INVESTMENT INCOME (LOSS)................................       2,960       (5,470)      (10,201)
                                                                --------     --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................      32,161      155,681       270,666
  Net change in unrealized appreciation (depreciation)......      (8,769)     (47,951)     (161,651)
                                                                --------     --------     ---------
NET GAIN (LOSS) ON INVESTMENTS..............................      23,392      107,730       109,015
                                                                --------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $ 26,352     $102,260     $  98,814
                                                                ========     ========     =========
1997
INVESTMENT INCOME:
  Dividend distributions received...........................    $  2,227     $     --     $   1,903
  Mortality and expense risk charge.........................       1,062        3,818         8,694
                                                                --------     --------     ---------
NET INVESTMENT INCOME (LOSS)................................       1,165       (3,818)       (6,791)
                                                                --------     --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................       5,717       34,617        29,308
  Net change in unrealized appreciation (depreciation)......      16,398       83,104       267,038
                                                                --------     --------     ---------
NET GAIN (LOSS) ON INVESTMENTS..............................      22,115      117,721       296,346
                                                                --------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $ 23,280     $113,903     $ 289,555
                                                                ========     ========     =========

---------------
(1) Commenced business 06/11/97
(2) Commenced business 05/21/97
(3) Commenced business 11/15/99
(4) Commenced business 07/06/99
(5) Commenced business 07/01/99
(6) Commenced business 08/10/99

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

          NEUBERGER & BERMAN              BERGER INSTITUTIONAL
       ADVISERS MANAGEMENT TRUST             PRODUCTS TRUST                     RYDEX VARIABLE TRUST
    -------------------------------   ----------------------------   ------------------------------------------
        LIMITED                                      SMALL COMPANY                                   PRECIOUS
       MATURITY       LIQUID ASSETS     100 FUND        GROWTH           NOVA           OTC           METALS
    BOND PORTFOLIO    PORTFOLIO(3)    PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO(4)   PORTFOLIO(5)   PORTFOLIO(6)
    ---------------   -------------   ------------   -------------   ------------   ------------   ------------
        $ 6,551            $43          $     60       $     --        $    48        $     --       $     1
            806              8             1,795          4,176          1,193           1,964            29
        -------            ---          --------       --------        -------        --------       -------
          5,745             35            (1,735)        (4,176)        (1,145)         (1,964)          (28)
        -------            ---          --------       --------        -------        --------       -------
             --             --                --             --          3,398             758           284
         (5,201)            --           112,115        489,553         60,324         472,065        (1,335)
        -------            ---          --------       --------        -------        --------       -------
         (5,201)            --           112,115        489,553         63,722         472,823        (1,051)
        -------            ---          --------       --------        -------        --------       -------
        $   544            $35          $110,380       $485,377        $62,577        $470,859       $(1,079)
        =======            ===          ========       ========        =======        ========       =======
        $ 3,417            $--          $    294       $    160        $    --        $     --       $    --
            440             --               745          2,053             --              --            --
        -------            ---          --------       --------        -------        --------       -------
          2,977             --              (451)        (1,893)            --              --            --
        -------            ---          --------       --------        -------        --------       -------
             --             --                77             --             --              --            --
           (991)            --             9,498         20,582             --              --            --
        -------            ---          --------       --------        -------        --------       -------
           (991)            --             9,575         20,582             --              --            --
        -------            ---          --------       --------        -------        --------       -------
        $ 1,986            $--          $  9,124       $ 18,689        $    --        $     --       $    --
        =======            ===          ========       ========        =======        ========       =======
        $ 1,514            $--          $    442       $     --        $    --        $     --       $    --
            289             --                54            431             --              --            --
        -------            ---          --------       --------        -------        --------       -------
          1,225             --               388           (431)            --              --            --
        -------            ---          --------       --------        -------        --------       -------
             --             --               693             --             --              --            --
          1,122             --            (1,816)         3,892             --              --            --
        -------            ---          --------       --------        -------        --------       -------
          1,122             --            (1,123)         3,892             --              --            --
        -------            ---          --------       --------        -------        --------       -------
        $ 2,347            $--          $   (735)      $  3,461        $    --        $     --       $    --
        =======            ===          ========       ========        =======        ========       =======

                                     F-I- 7

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                     RYDEX VARIABLE TRUST
                                                                -------------------------------
                                                                                U.S. GOVERNMENT
                                                                    URSA             BOND
                                                                PORTFOLIO(1)     PORTFOLIO(2)
                                                                ------------    ---------------
                            1999
INVESTMENT INCOME:
  Dividend distributions received...........................      $   340          $    944
  Mortality and expense risk charge.........................        2,800               165
                                                                  -------          --------
NET INVESTMENT INCOME (LOSS)................................       (2,460)              779
                                                                  -------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......       26,731           (12,264)
                                                                  -------          --------
NET GAIN (LOSS) ON INVESTMENTS..............................       26,731           (12,264)
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $24,271          $(11,485)
                                                                  =======          ========
                            1998
INVESTMENT INCOME:
  Dividend distributions received...........................      $    --          $     --
  Mortality and expense risk charge.........................           --                --
                                                                  -------          --------
NET INVESTMENT INCOME (LOSS)................................           --                --
                                                                  -------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......           --                --
                                                                  -------          --------
NET GAIN (LOSS) DISTRIBUTIONS...............................           --                --
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $    --          $     --
                                                                  =======          ========
                            1997
INVESTMENT INCOME:
  Dividend distributions received...........................      $    --          $     --
  Mortality and expense risk charge.........................           --                --
                                                                  -------          --------
NET INVESTMENT INCOME (LOSS)................................           --                --
                                                                  -------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......           --                --
                                                                  -------          --------
NET GAIN (LOSS) ON INVESTMENTS..............................           --                --
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $    --          $     --
                                                                  =======          ========

---------------
(1) Commenced business 07/27/99
(2) Commenced business 10/06/99
(3) Commenced business 11/29/99
(4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

       BT INSURANCE FUNDS TRUST
    -------------------------------
     EQUITY 500        EAFE EQUITY
       INDEX              INDEX
    PORTFOLIO(3)       PORTFOLIO(4)
    ------------       ------------
        $191               $  2
           6                 --
        ----               ----
         185                  2
        ----               ----
         358                  1
         322                  5
        ----               ----
         680                  6
        ----               ----
        $865               $  8
        ====               ====
        $ --               $ --
          --                 --
        ----               ----
          --                 --
        ----               ----
          --                 --
          --                 --
        ----               ----
          --                 --
        ----               ----
        $ --               $ --
        ====               ====
        $ --               $ --
          --                 --
        ----               ----
          --                 --
        ----               ----
          --                 --
          --                 --
        ----               ----
          --                 --
        ----               ----
        $ --               $ --
        ====               ====

                                     F-I- 9

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                  VANGUARD VARIABLE INSURANCE FUND
                                                            ---------------------------------------------
                                                            MONEY MARKET    EQUITY INDEX    EQUITY INCOME
                                                TOTAL        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                             -----------    ------------    ------------    -------------
1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment income (loss).............  $   843,990    $   451,838     $    62,161      $   64,055
  Net realized gain distributions..........    1,086,374             --         129,342          25,767
  Net change in unrealized appreciation
     (depreciation)........................    6,830,638             --       2,087,028        (242,393)
                                             -----------    -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................    8,761,002        451,838       2,278,531        (152,571)
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................   16,303,693        672,661       5,466,260         693,551
                                             -----------    -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....   25,064,695      1,124,499       7,744,791         540,980
                                             -----------    -----------     -----------      ----------
NET ASSETS AT JANUARY 1, 1999..............   42,519,594      9,783,726       8,120,239       3,025,409
                                             -----------    -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 1999............  $67,584,289    $10,908,225     $15,865,030      $3,566,389
                                             ===========    ===========     ===========      ==========
1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment income (loss).............  $   644,994    $   383,992     $    43,496      $   46,195
  Net realized gain distributions..........    1,061,059             --          31,074          14,132
  Net change in unrealized appreciation
     (depreciation)........................    3,364,606             --       1,422,460         306,650
                                             -----------    -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................    5,070,659        383,992       1,497,030         366,977
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................   13,120,915      2,181,465       2,541,249       1,133,653
                                             -----------    -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....   18,191,574      2,565,457       4,038,279       1,500,630
                                             -----------    -----------     -----------      ----------
NET ASSETS AT JANUARY 1, 1998..............   24,328,020      7,218,269       4,081,960       1,524,779
                                             -----------    -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 1998............  $42,519,594    $ 9,783,726     $ 8,120,239      $3,025,409
                                             ===========    ===========     ===========      ==========
1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment income (loss).............  $   352,167    $   212,179     $    27,186      $   18,526
  Net realized gain distributions..........      303,704             --          33,570          22,916
  Net change in unrealized appreciation
     (depreciation)........................    1,466,662             --         633,010         181,981
                                             -----------    -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................    2,122,533        212,179         693,766         223,423
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................   16,472,031      5,731,104       2,039,686         984,196
                                             -----------    -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....   18,594,564      5,943,283       2,733,452       1,207,619
                                             -----------    -----------     -----------      ----------
NET ASSETS AT JANUARY 1, 1997..............    5,733,456      1,274,986       1,348,508         317,160
                                             -----------    -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 1997............  $24,328,020    $ 7,218,269     $ 4,081,960      $1,524,779
                                             ===========    ===========     ===========      ==========

---------------
(1) Commenced business 03/10/97
(2) Commenced business 01/29/97

The accompanying notes are an integral part of these financial statements.

                                    F-I- 10

                            VANGUARD VARIABLE INSURANCE FUND
----------------------------------------------------------------------------------------
                               HIGH-GRADE                    HIGH YIELD    SMALL COMPANY
      GROWTH       BALANCED       BOND      INTERNATIONAL       BOND          GROWTH
     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO(1)   PORTFOLIO (2)
    -----------   ----------   ----------   -------------   ------------   -------------
    $   (14,195)  $  111,013   $   88,585    $   25,833       $ 55,897      $   (2,886)
        510,527      176,705           --       120,581             --              --
      1,522,989     (139,022)    (119,221)      823,178        (40,137)      1,111,307
    -----------   ----------   ----------    ----------       --------      ----------
      2,019,321      148,696      (30,636)      969,592         15,760       1,108,421
      3,913,696      181,062      515,801       566,065        128,017         484,023
    -----------   ----------   ----------    ----------       --------      ----------
      5,933,017      329,758      485,165     1,535,657        143,777       1,592,444
    -----------   ----------   ----------    ----------       --------      ----------
      6,778,473    3,605,726      876,243     3,515,916        547,619       1,445,574
    -----------   ----------   ----------    ----------       --------      ----------
    $12,711,490   $3,935,484   $1,361,408    $5,051,573       $691,396      $3,038,018
    ===========   ==========   ==========    ==========       ========      ==========
    $    (2,144)  $   96,044   $   35,907    $   22,881       $ 30,269      $      432
        313,459      239,670        2,291            --            803           1,045
      1,308,658      (22,651)      12,857       419,205        (19,842)        126,551
    -----------   ----------   ----------    ----------       --------      ----------
      1,619,973      313,063       51,055       442,086         11,230         128,028
      1,946,946    1,254,873      331,358     1,023,332        305,742         940,675
    -----------   ----------   ----------    ----------       --------      ----------
      3,566,919    1,567,936      382,413     1,465,418        316,972       1,068,703
    -----------   ----------   ----------    ----------       --------      ----------
      3,211,554    2,037,790      493,830     2,050,498        230,647         376,871
    -----------   ----------   ----------    ----------       --------      ----------
    $ 6,778,473   $3,605,726   $  876,243    $3,515,916       $547,619      $1,445,574
    ===========   ==========   ==========    ==========       ========      ==========
    $    11,199   $   53,697   $   15,851    $   14,671       $  7,130      $      (10)
         70,741       86,534           --        19,354            254              --
        269,256       73,173       12,105       (87,836)         3,011          12,224
    -----------   ----------   ----------    ----------       --------      ----------
        351,196      213,404       27,956       (53,811)        10,395          12,214
      2,154,152    1,428,768      357,373     1,524,915        220,252         364,657
    -----------   ----------   ----------    ----------       --------      ----------
      2,505,348    1,642,172      385,329     1,471,104        230,647         376,871
    -----------   ----------   ----------    ----------       --------      ----------
        706,206      395,618      108,501       579,394             --              --
    -----------   ----------   ----------    ----------       --------      ----------
    $ 3,211,554   $2,037,790   $  493,830    $2,050,498       $230,647      $  376,871
    ===========   ==========   ==========    ==========       ========      ==========

                                    F-I- 11

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                  NEUBERGER & BERMAN ADVISERS
                                                                       MANAGEMENT TRUST
                                                              -----------------------------------
                                                              BALANCED      GROWTH      PARTNERS
                                                              PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                              ---------   ----------   ----------
                            1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................  $  2,173    $   (7,887)  $   12,165
  Net realized gain distributions...........................     6,259        50,640       61,754
  Net change in unrealized appreciation (depreciation)......   104,554       455,481      124,559
                                                              --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   112,986       498,234      198,478
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......   139,558        54,404      231,435
                                                              --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................   252,544       552,638      429,913
                                                              --------    ----------   ----------
NET ASSETS AT JANUARY 1, 1999...............................   239,246       954,843    2,995,446
                                                              --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 1999.............................  $491,790    $1,507,481   $3,425,359
                                                              ========    ==========   ==========
                            1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................  $  2,960    $   (5,470)  $  (10,201)
  Net realized gain distributions...........................    32,161       155,681      270,666
  Net change in unrealized appreciation (depreciation)......    (8,769)      (47,951)    (161,651)
                                                              --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    26,352       102,260       98,814
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......    26,914       185,812      935,607
                                                              --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    53,266       288,072    1,034,421
                                                              --------    ----------   ----------
NET ASSETS AT JANUARY 1, 1998...............................   185,980       666,771    1,961,025
                                                              --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 1998.............................  $239,246    $  954,843   $2,995,446
                                                              ========    ==========   ==========
                            1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................  $  1,165    $   (3,818)  $   (6,791)
  Net realized gain distributions...........................     5,717        34,617       29,308
  Net change in unrealized appreciation (depreciation)......    16,398        83,104      267,038
                                                              --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    23,280       113,903      289,555
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......    74,276       228,396    1,107,185
                                                              --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    97,556       342,299    1,396,740
                                                              --------    ----------   ----------
NET ASSETS AT JANUARY 1, 1997...............................    88,424       324,472      564,285
                                                              --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 1997.............................  $185,980    $  666,771   $1,961,025
                                                              ========    ==========   ==========

---------------
(1) Commenced business 06/11/97
(2) Commenced business 05/21/97
(3) Commenced business 11/15/99
(4) Commenced business 07/06/99
(5) Commenced business 07/01/99
(6) Commenced business 08/10/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 12

    NEUBERGER & BERMAN ADVISERS      BERGER INSTITUTIONAL
         MANAGEMENT TRUST               PRODUCTS TRUST                     RYDEX VARIABLE TRUST
    ---------------------------   ---------------------------   ------------------------------------------
     LIMITED                                        SMALL
     MATURITY                                      COMPANY                                      PRECIOUS
       BOND      LIQUID ASSETS      100 FUND        GROWTH          NOVA           OTC           METALS
    PORTFOLIO     PORTFOLIO(3)    PORTFOLIO(1)   PORTFOLIO(2)   PORTFOLIO(4)   PORTFOLIO(5)   PORTFOLIO(6)
    ----------   --------------   ------------   ------------   ------------   ------------   ------------
     $ 5,745          $ 35          $ (1,735)     $   (4,176)    $   (1,145)    $   (1,964)     $   (28)
          --            --                --              --          3,398            758          284
      (5,201)           --           112,115         489,553         60,324        472,065       (1,335)
     -------          ----          --------      ----------     ----------     ----------      -------
         544            35           110,380         485,377         62,577        470,859       (1,079)
      35,066           (35)          101,163         414,511      1,056,507      1,591,245        1,079
     -------          ----          --------      ----------     ----------     ----------      -------
      35,610            --           211,543         899,888      1,119,084      2,062,104           --
     -------          ----          --------      ----------     ----------     ----------      -------
      55,081            --           173,709         402,344             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
     $90,691          $ --          $385,252      $1,302,232     $1,119,084     $2,062,104      $    --
     =======          ====          ========      ==========     ==========     ==========      =======
     $ 2,977          $ --          $   (451)     $   (1,893)    $       --     $       --      $    --
          --            --                77              --             --             --           --
        (991)           --             9,498          20,582             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
       1,986            --             9,124          18,689             --             --           --
      (7,496)           --           144,794         175,991             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
      (5,510)           --           153,918         194,680             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
      60,591            --            19,791         207,664             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
     $55,081          $ --          $173,709      $  402,344     $       --     $       --      $    --
     =======          ====          ========      ==========     ==========     ==========      =======
     $ 1,225          $ --          $    388      $     (431)    $       --     $       --      $    --
          --            --               693              --             --             --           --
       1,122            --            (1,816)          3,892             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
       2,347            --              (735)          3,461             --             --           --
      32,342            --            20,526         204,203             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
      34,689            --            19,791         207,664             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
      25,902            --                --              --             --             --           --
     -------          ----          --------      ----------     ----------     ----------      -------
     $60,591          $ --          $ 19,791      $  207,664     $       --     $       --      $    --
     =======          ====          ========      ==========     ==========     ==========      =======

                                    F-I- 13

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                     RYDEX VARIABLE TRUST
                                                                -------------------------------
                                                                                U.S. GOVERNMENT
                                                                    URSA             BOND
                                                                PORTFOLIO(1)     PORTFOLIO(2)
                                                                ------------    ---------------
1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................      $(2,460)         $    779
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......       26,731           (12,264)
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       24,271           (11,485)
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......       33,461            11,485
                                                                  -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       57,732                --
                                                                  -------          --------
NET ASSETS AT JANUARY 1, 1999...............................           --                --
                                                                  -------          --------
NET ASSETS AT DECEMBER 31, 1999.............................      $57,732          $     --
                                                                  =======          ========
1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................      $    --          $     --
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......           --                --
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................           --                --
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......           --                --
                                                                  -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................           --                --
                                                                  -------          --------
NET ASSETS AT JANUARY 1, 1998...............................           --                --
                                                                  -------          --------
NET ASSETS AT DECEMBER 31, 1998.............................      $    --          $     --
                                                                  =======          ========
1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income (loss)..............................      $    --          $     --
  Net realized gain distributions...........................           --                --
  Net change in unrealized appreciation (depreciation)......           --                --
                                                                  -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................           --                --
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS.......           --                --
                                                                  -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................           --                --
                                                                  -------          --------
NET ASSETS AT JANUARY 1, 1997...............................           --                --
                                                                  -------          --------
NET ASSETS AT DECEMBER 31, 1997.............................      $    --          $     --
                                                                  =======          ========

---------------
(1) Commenced business 07/27/99
(2) Commenced business 10/06/99
(3) Commenced business 11/29/99
(4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 14

      BT INSURANCE FUNDS TRUST
     ---------------------------
      EQUITY 500    EAFE EQUITY
        INDEX          INDEX
     PORTFOLIO(3)   PORTFOLIO(4)
     ------------   ------------
       $   185          $  2
           358             1
           322             5
       -------          ----
           865             8
        12,475           203
       -------          ----
        13,340           211
       -------          ----
            --            --
       -------          ----
        13,340          $211
       =======          ====
       $    --          $ --
            --            --
            --            --
       -------          ----
            --            --
            --            --
       -------          ----
            --            --
       -------          ----
            --            --
       -------          ----
       $    --          $ --
       =======          ====
       $    --          $ --
            --            --
            --            --
       -------          ----
            --            --
            --            --
       -------          ----
            --            --
       -------          ----
            --            --
       -------          ----
       $    --          $ --
       =======          ====

                                    F-I- 15

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                         NOTES TO FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Life Insurance Corp. Separate Account LLVL (the Account) was established under Nebraska law on August 24, 1994. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) and are segregated from all of ALIC's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1999, there are twenty three subaccounts within the Account. Nine of the subaccounts invest only in a corresponding Portfolio of the Vanguard Variable Insurance Fund which is a diversified open-end management investment company managed by The Vanguard Group. Five of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of the Berger Institutional Products Trust which is a diversified open-end management investment company managed by Berger Associates. Five of the subaccounts invest only in a corresponding Portfolio at the Rydex Variable Trust which is a diversified open-end management investment company managed by PADCO Advisors II, Inc. Two of the subaccounts invest only in a corresponding Portfolio of BT Insurance Funds Trust which is a diversified open-end management investment company managed by Bankers Trust Company. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

The assets of the account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of ALIC, which is taxed as a life insurance company under the Internal Revenue Code. ALIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, ALIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

ALIC charges the account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                                    F-I- 16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I- 17

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED

The Account invests in shares of mutual funds. Share activity and total shares owned are as follows:

                                                     VANGUARD VARIABLE INSURANCE FUND
                               -----------------------------------------------------------------------------
                                MONEY MARKET     EQUITY INDEX    EQUITY INCOME      GROWTH        BALANCED
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                               --------------    ------------    -------------    -----------    -----------
Shares owned at January 1,
  1999.....................     9,783,726.040    252,539.764      141,075.624     238,478.783    210,958.652
Shares acquired............    23,792,709.000    335,301.217      113,857.050     293,941.209    104,873.679
Shares disposed............    22,668,210.490    171,981.742       79,103.867     146,331.811     75,393.200
                               --------------    -----------      -----------     -----------    -----------
Shares owned at December
  31, 1999.................    10,908,224.550    415,859.239      175,828.807     386,088.181    240,439.131
                               ==============    ===========      ===========     ===========    ===========

Shares owned at January 1,
  1998.....................     7,218,268.940    160,571.157       81,200.304     148,714.710    119,858.700
Shares acquired............    15,650,323.440    241,112.370      152,559.334     212,357.265    153,032.898
Shares disposed............    13,084,866.340    149,143.763       92,684.014     122,593.192     61,932.946
                               --------------    -----------      -----------     -----------    -----------
Shares owned at December
  31, 1998.................     9,783,726.040    252,539.764      141,075.624     238,478.783    210,958.652
                               ==============    ===========      ===========     ===========    ===========

Shares owned at January 1,
  1997.....................     1,274,985.810     68,977.369       21,723.303      39,921.198     26,356.946
Shares acquired............    33,061,438.440    132,217.038       71,066.379     135,646.593    103,263.991
Shares disposed............    27,118,155.310     40,623.250       11,589.378      26,853.081      9,762.237
                               --------------    -----------      -----------     -----------    -----------
Shares owned at December
  31, 1997.................     7,218,268.940    160,571.157       81,200.304     148,714.710    119,858.700
                               ==============    ===========      ===========     ===========    ===========

---------------
(1) Commenced business 03/10/97
(2) Commenced business 01/29/97

                                    F-I- 18

                VANGUARD VARIABLE INSURANCE FUND                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
    ---------------------------------------------------------   ----------------------------------------------
                                                    SMALL
    HIGH-GRADE                     HIGH-YIELD      COMPANY
       BOND       INTERNATIONAL       BOND          GROWTH        BALANCED         GROWTH          PARTNERS
     PORTFOLIO      PORTFOLIO     PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO)       PORTFOLIO       PORTFOLIO
    -----------   -------------   ------------   ------------   -------------   -------------   --------------
     80,311.175    233,573.775     54,187.996    123,053.709     14,641.746      36,319.622      158,238.030
    286,186.942    207,748.779    138,967.424    141,527.577     16,966.995      25,814.812       92,357.332
    232,648.853    161,907.478    120,732.132    103,488.440      8,066.863      21,686.862       76,188.051
    -----------    -----------    -----------    -----------     ----------      ----------      -----------
    133,849.264    279,415.076     72,423.288    161,092.846     23,541.878      40,447.572      174,407.311
    ===========    ===========    ===========    ===========     ==========      ==========      ===========

     46,139.367    159,524.666     21,777.881     34,377.906     10,448.294      21,832.699       95,195.374
     75,804.160    193,442.989     92,142.577    131,425.948     38,561.561      44,261.721      162,050.110
     41,632.352    119,393.880     59,732.462     42,750.145     34,368.109      29,774.798       99,007.454
    -----------    -----------    -----------    -----------     ----------      ----------      -----------
     80,311.175    233,573.775     54,187.996    123,053.709     14,641.746      36,319.622      158,238.030
    ===========    ===========    ===========    ===========     ==========      ==========      ===========

     10,402.808     45,478.330             --             --      5,554.279      12,586.203       34,240.606
     48,976.148    175,097.691     57,152.830     58,091.174      7,945.804      20,902.519       87,117.912
     13,239.589     61,051.355     35,374.949     23,713.268      3,051.789      11,656.023       26,163.144
    -----------    -----------    -----------    -----------     ----------      ----------      -----------
     46,139.367    159,524.666     21,777.881     34,377.906     10,448.294      21,832.699       95,195.374
    ===========    ===========    ===========    ===========     ==========      ==========      ===========

                                    F-I- 19

                         AMERITAS LIFE INSURANCE CORP.

                             SEPARATE ACCOUNT LLVL
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares owned are as follows:

                                                    NEUBERGER & BERMAN          BERGER INSTITUTIONAL
                                                ADVISERS MANAGEMENT TRUST          PRODUCTS TRUST
                                                --------------------------   ---------------------------
                                                 LIMITED                                       SMALL
                                                 MATURITY                                     COMPANY
                                                   BOND      LIQUID ASSETS     100 FUND        GROWTH
                                                PORTFOLIO    PORTFOLIO(1)    PORTFOLIO(2)   PORTFOLIO(3)
                                                ----------   -------------   ------------   ------------
Shares owned at January 1, 1999...............   3,985.613            --      13,476.264     32,764.181
Shares acquired...............................  23,226.166    24,075.620      41,644.575     95,522.364
Shares disposed...............................  20,362.001    24,075.620      35,076.471     72,895.985
                                                ----------    ----------      ----------     ----------
Shares owned at December 31, 1999.............   6,849.778            --      20,044.368     55,390.560
                                                ==========    ==========      ==========     ==========

Shares owned at January 1, 1998...............   4,291.165            --       1,781.412     17,219.256
Shares acquired...............................  16,961.787            --      31,043.806     57,521.740
Shares disposed...............................  17,267.339            --      19,348.954     41,976.815
                                                ----------    ----------      ----------     ----------
Shares owned at December 31, 1998.............   3,985.613            --      13,476.264     32,764.181
                                                ==========    ==========      ==========     ==========

Shares owned at January 1, 1997...............   1,843.518            --              --             --
Shares acquired...............................   7,782.264            --       2,859.270     38,912.582
Shares disposed...............................   5,334.617            --       1,077.858     21,693.326
                                                ----------    ----------      ----------     ----------
Shares owned at December 31, 1997.............   4,291.165            --       1,781.412     17,219.256
                                                ==========    ==========      ==========     ==========

---------------
 (1) Commenced business 11/15/99
 (2) Commenced business 06/11/97
 (3) Commenced business 05/21/97
 (4) Commenced business 07/06/99
 (5) Commenced business 07/01/99
 (6) Commenced business 08/10/99
 (7) Commenced business 07/27/99
 (8) Commenced business 10/06/99
 (9) Commenced business 11/29/99
(10) Commenced business 11/29/99

                                    F-I- 20

                               RYDEX VARIABLE TRUST                                 BT INSURANCE FUNDS TRUST
    ---------------------------------------------------------------------------   ----------------------------
                                    PRECIOUS                    U.S. GOVERNMENT    EQUITY 500     EAFE EQUITY
        NOVA           OTC           METALS          URSA            BOND            INDEX           INDEX
    PORTFOLIO(4)   PORTFOLIO(5)   PORTFOLIO(6)   PORTFOLIO(7)    PORTFOLIO(8)     PORTFOLIO(9)   PORTFOLIO(10)
    ------------   ------------   ------------   ------------   ---------------   ------------   -------------
             --             --             --             --              --             --             --
     72,787.816     68,461.684      5,119.774    509,706.979      68,648.305        883.331         16.229
     12,524.807     14,928.338      5,119.774    498,916.153      68,648.305          4.472          0.721
     ----------     ----------     ----------    -----------      ----------        -------         ------
     60,263.009     53,533.346             --     10,790.826              --        878.859         15.508
     ==========     ==========     ==========    ===========      ==========        =======         ======

             --             --             --             --              --             --             --
             --             --             --             --              --             --             --
             --             --             --             --              --             --             --
     ----------     ----------     ----------    -----------      ----------        -------         ------
             --             --             --             --              --             --             --
     ==========     ==========     ==========    ===========      ==========        =======         ======

             --             --             --             --              --             --             --
             --             --             --             --              --             --             --
             --             --             --             --              --             --             --
     ----------     ----------     ----------    -----------      ----------        -------         ------
             --             --             --             --              --             --             --
     ==========     ==========     ==========    ===========      ==========        =======         ======

                                    F-I- 21

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying consolidated balance sheets of Ameritas Life Insurance Corp. (a wholly owned subsidiary of Ameritas Holding Company) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Ameritas Life Insurance Corp. and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                    F-II- 1

                         AMERITAS LIFE INSURANCE CORP.
                          CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturity securities held to maturity (fair value
     $582,445 -- 1999, $620,543 -- 1998)....................  $  590,661   $  586,419
  Fixed maturity securities available for sale (amortized
     cost $373,762 -- 1999, $466,025 -- 1998)...............     364,388      484,491
  Redeemable preferred stock -- affiliate...................      25,000           --
  Equity securities (cost $70,421 -- 1999,
     $59,411 -- 1998).......................................     159,819      121,905
  Mortgage loans on real estate.............................     245,058      222,151
  Loans on insurance policies...............................      37,645       29,047
  Real estate, less accumulated depreciation
     ($13,083 -- 1999, $17,431 -- 1998).....................      25,319       33,420
  Other investments.........................................      47,416       45,104
  Short-term investments....................................         295        1,341
                                                              ----------   ----------
          Total investments.................................   1,495,601    1,523,878
Cash and cash equivalents...................................      47,538       79,019
Accrued investment income...................................      19,025       20,104
Deferred policy acquisition costs...........................     207,117      171,201
Property and equipment, less accumulated depreciation
  ($31,001 -- 1999, $31,985 -- 1998)........................      23,829       20,946
Reinsurance receivable -- affiliate.........................      35,921           --
Other assets................................................      22,339       21,903
Closed block assets.........................................     308,490      309,326
Separate accounts...........................................   2,728,169    1,954,931
                                                              ----------   ----------
          TOTAL.............................................  $4,888,029   $4,101,308
                                                              ==========   ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy and contract reserves................................  $  106,097   $  100,190
Policy and contract claims..................................      30,091       29,823
Accumulated contract values.................................     965,246    1,019,849
Unearned policy charges.....................................      11,343       12,160
Unearned reinsurance ceded allowance........................       1,768        1,480
Federal income taxes--
  Current...................................................       7,660        6,710
  Deferred..................................................      52,690       50,795
Other liabilities...........................................      45,757       45,509
Closed block liabilities....................................     334,769      334,622
Separate accounts...........................................   2,728,169    1,954,931
                                                              ----------   ----------
          TOTAL LIABILITIES.................................   4,283,590    3,556,069
                                                              ----------   ----------
COMMITMENTS AND CONTINGENCIES
Minority interest in subsidiary.............................      29,519       27,523
Common stock, par value $0.10 per share, 25,000,000 shares
  authorized, issued and outstanding........................       2,500        2,500
Additional paid-in capital..................................       5,000        5,000
Retained earnings...........................................     512,575      459,065
Accumulated other comprehensive income......................      54,845       51,151
                                                              ----------   ----------
          TOTAL STOCKHOLDER'S EQUITY........................     574,920      517,716
                                                              ----------   ----------
          TOTAL.............................................  $4,888,029   $4,101,308
                                                              ==========   ==========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 2

                        [PAGE INTENTIONALLY LEFT BLANK]

                                    F-II- 3

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
INCOME:
Insurance revenues:
  Premiums:
     Life Insurance.........................................    $ 15,181    $ 21,159    $ 26,794
     Accident and health insurance..........................     270,263     256,742     181,952
  Contract charges..........................................      77,877      68,145      57,199
  Reinsurance, net..........................................        (572)     19,930      (1,037)
  Reinsurance, ceded allowance..............................       3,986       3,667       2,475
Investment revenues:
  Investment income, net....................................     120,265     130,102     137,744
  Realized gains, net.......................................      10,913      14,288      10,295
Other.......................................................      30,951      23,011      14,987
Gain/(loss) in closed block.................................       2,751        (105)         --
                                                                --------    --------    --------
                                                                 531,615     536,939     430,409
                                                                --------    --------    --------
BENEFITS AND EXPENSES:
Policy benefits:
  Death benefits............................................      14,642      19,879      20,710
  Surrender benefits........................................         137       6,730      10,084
  Accident and health benefits..............................     190,452     200,405     130,908
  Interest credited.........................................      62,939      68,698      66,788
  Increase/(decrease) in policy and contract reserves.......       6,290      (2,570)     (3,307)
  Other.....................................................      12,815      21,920      23,747
Sales and operating expenses................................     137,830     126,199      90,737
Amortization of deferred policy acquisition costs...........      17,329      18,584      16,441
                                                                --------    --------    --------
                                                                 442,434     459,845     356,108
                                                                --------    --------    --------
Income before federal income taxes and minority interest in
  earnings of subsidiary....................................      89,181      77,094      74,301
Income taxes -- current.....................................      32,130      27,229      26,401
Income taxes -- deferred....................................         923         157          39
                                                                --------    --------    --------
       Total federal income taxes...........................      33,053      27,386      26,440
                                                                --------    --------    --------
Income before minority interest in earnings of subsidiary...      56,128      49,708      47,861
Minority interest in earnings of subsidiary.................      (2,618)     (2,940)     (1,987)
                                                                --------    --------    --------
NET INCOME..................................................    $ 53,510    $ 46,768    $ 45,874
                                                                ========    ========    ========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 4

                         AMERITAS LIFE INSURANCE CORP.
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Net Income..................................................    $53,510    $46,768    $45,874
Other comprehensive income (loss), net of tax:
  Unrealized gains on securities:
     Unrealized holding gains arising during period (net of
       deferred tax of $2,664 -- 1999, $6,913 -- 1998, and
       $11,628 -- 1997).....................................      6,155     12,646     21,290
     Reclassification adjustment for gains included in net
       income (net of deferred tax of $1,659 -- 1999,
       $1,635 -- 1998, and $2,548 -- 1997)..................     (3,082)    (3,036)    (4,733)
     Minority interest......................................        621        (99)      (158)
                                                                -------    -------    -------
  Other comprehensive income................................      3,694      9,511     16,399
                                                                -------    -------    -------
Comprehensive income........................................    $57,204    $56,279    $62,273
                                                                =======    =======    =======

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 5

                         AMERITAS LIFE INSURANCE CORP.
                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN THOUSANDS)

                                                                                   ACCUMULATED
                                      COMMON STOCK      ADDITIONAL                    OTHER            TOTAL
                                    ----------------    PAID - IN     RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                    SHARES    AMOUNT     CAPITAL      EARNINGS       INCOME           EQUITY
                                    ------    ------    ----------    --------    -------------    -------------
BALANCE, January 1, 1997........        --    $   --      $   --      $373,923       $25,241         $399,164
  Net unrealized investment
     gains, net.................        --        --          --            --        16,557           16,557
  Minority interest in net
     unrealized investment
     gains, net.................        --        --          --            --          (158)            (158)
  Net income....................        --        --          --        45,874            --           45,874
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1997......        --        --          --       419,797        41,640          461,437
                                    ------    ------      ------      --------       -------         --------
  Issuance of common stock......    25,000     2,500       5,000        (7,500)           --               --
  Net realized investment gains,
     net........................        --        --          --            --         9,610            9,610
  Minority interest in net
     unrealized investment
     gains, net.................        --        --          --            --           (99)             (99)
  Net income....................        --        --          --        46,768            --           46,768
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1998......    25,000     2,500       5,000       459,065        51,151          517,716
                                    ------    ------      ------      --------       -------         --------
  Net unrealized investment
     gains, net.................        --        --          --            --         3,073            3,073
  Minority interest in net
     unrealized investment
     losses, net................        --        --          --            --           621              621
  Net income....................        --        --          --        53,510            --           53,510
                                    ------    ------      ------      --------       -------         --------
BALANCE, December 31, 1999......    25,000    $2,500      $5,000      $512,575       $54,845         $574,920
                                    ======    ======      ======      ========       =======         ========

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-II- 7

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                     YEARS ENDED DECEMBER 31
                                                                ----------------------------------
                                                                  1999        1998         1997
                                                                --------    ---------    ---------
OPERATING ACTIVITIES
Net income..................................................    $ 53,510    $  46,768    $  45,874
Adjustments to reconcile net income to net cash from
  operating activities:
  Depreciation and amortization.............................       5,899        5,717        5,275
  Amortization of deferred policy acquisition costs.........      18,544       19,090       16,441
  Policy acquisition costs deferred.........................     (45,600)     (40,349)     (36,117)
  Interest credited to contract values......................      65,577       69,487       66,788
  Amortization of discounts or premiums.....................      (3,615)      (4,611)      (1,747)
  Net realized gains on investment transactions.............     (11,554)     (14,288)     (10,295)
  Deferred income taxes.....................................         923          157           39
  Minority interest in earnings of subsidiary...............       2,618        2,940        1,987
  Change in assets and liabilities:
     Accrued investment income..............................       1,057         (455)         (10)
     Other assets...........................................      (2,869)      (6,544)      (3,239)
     Policy and contract reserves...........................       3,187       (2,798)      (3,446)
     Policy and contract claims.............................         441        3,992        6,047
     Unearned policy charges................................        (817)      (1,017)        (315)
     Unearned reinsurance ceded allowance...................         288         (283)         511
     Federal income taxes payable -- current................         950        5,422       (7,977)
     Dividends payable......................................         (96)         479         (183)
     Other liabilities......................................       2,080        6,039        6,509
     Cash from closed block.................................      (4,343)      (2,526)          --
                                                                --------    ---------    ---------
  Net cash from operating activities........................      86,180       87,220       86,142
                                                                --------    ---------    ---------
INVESTING ACTIVITIES
Purchase of investments:
  Fixed maturity securities held to maturity................     (57,469)     (62,244)     (39,522)
  Fixed maturity securities available for sale..............     (92,268)    (137,319)    (115,864)
  Equity securities.........................................     (34,982)     (21,944)     (29,432)
  Redeemable preferred stock -- affiliate...................     (25,000)          --           --
  Mortgage loans on real estate.............................     (80,702)     (68,518)     (56,251)
  Real estate...............................................      (1,218)        (998)      (1,676)
  Short-term investments....................................        (390)      (1,632)      (2,124)
  Other investments.........................................     (30,695)     (16,343)      (6,026)
Proceeds from sale of investments:
  Fixed maturity securities available for sale..............       7,762       22,282       16,419
  Equity securities.........................................      30,527       24,681       19,914
  Real estate...............................................      13,831       14,117        1,723
  Other investments.........................................       1,162        4,166          649
Proceeds from maturities or repayment of investments:
  Fixed maturity securities held to maturity................      61,486       84,662       68,069
  Fixed maturity securities available for sale..............     127,068       60,503       45,942
  Mortgage loans on real estate.............................      53,826       37,810       49,750
  Short-term investments....................................       1,445          958        6,278
  Other investments.........................................      18,487        5,325        3,050
Purchase of property and equipment..........................      (6,753)      (4,002)      (5,413)
Proceeds from sale of property and equipment................          27           43           45
Net change in loans on insurance policies...................      (6,859)      (3,377)      (2,622)
Closed block investing activities...........................      (2,765)         178           --
                                                                --------    ---------    ---------
  Net cash from investing activities........................     (23,480)     (61,652)     (47,091)
                                                                --------    ---------    ---------

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 8

                         AMERITAS LIFE INSURANCE CORP.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
FINANCING ACTIVITIES:
Contribution for minority interest in subsidiary............    $     --    $     --    $  1,530
Net change in accumulated contract values...................     (96,953)    (30,380)    (34,584)
Closed block financing activities...........................       2,772         692          --
                                                                --------    --------    --------
  Net cash from financing activities........................     (94,181)    (29,688)    (33,054)
                                                                --------    --------    --------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS............     (31,481)     (4,120)      5,997
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............      79,019      83,139      77,142
                                                                --------    --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................    $ 47,538    $ 79,019    $ 83,139
                                                                ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes..................................    $ 30,992    $ 21,936    $ 34,397
NON-CASH ACTIVITIES:
  Issuance of common stock..................................    $     --    $  7,500    $     --
  Assets transferred to closed block........................          --     307,754          --
  Liabilities transferred to closed block...................          --     332,223          --
  Assets transferred on block co-insurance..................      57,648          --          --
  Accumulated contract values ceded in block co-insurance...      59,561          --          --
  Release of deferred policy acquisition costs on block
     co-insurance...........................................       1,815          --          --

The accompanying notes to consolidated financial statements are an integral part of these statements.

                                    F-II- 9

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Ameritas Life Insurance Corp. (Ameritas) is a wholly owned subsidiary of Ameritas Holding Company (AHC) which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Corporation (AAMHC).

In 1998, the Board of Directors of Ameritas Mutual Insurance Holding Company (AMIHC) and Acacia Mutual Holding Corporation (AMHC) approved and adopted a plan of merger under which the two would merge to form AAMHC. In addition, their two wholly owned subsidiaries, AHC and Acacia Financial Group, Ltd. (AFG), would merge to form Ameritas Holding Company. Public information hearings on the proposed merger were held on November 20, 1998 with the Nebraska Insurance Director and on December 17, 1998 with the D.C. Insurance Commissioner. Following the commissioner's approval a special meeting with the eligible members of AMHC was held on December 22, 1998 and the members of AMIHC on December 29, 1998. With the members approval, the merger became effective January 1, 1999. The business combination was accounted for as a pooling of interests.

On September 13, 1997, the Board of Directors of Ameritas adopted the Plan which authorized the reorganization (Reorganization) of Ameritas into a mutual insurance holding company structure. The Nebraska Department of Insurance held a public hearing on the Reorganization on October 14, 1997 and approved the Plan on October 24, 1997. The policyowners' of Ameritas approved the Plan on December 8, 1997 and the Reorganization became effective on January 1, 1998 (effective date).

Pursuant to the Reorganization, Ameritas (i) formed AMIHC as a mutual insurance holding company under the insurance laws of the State of Nebraska, (ii) formed AHC as an intermediate stock holding company under the general laws of the State of Nebraska, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyowners of Ameritas were separated -- the membership interests automatically became, by operation of law, membership interests in AMIHC and the contractual rights remained in Ameritas. Each person who becomes the owner of a designated policy issued by Ameritas after the effective date of the Reorganization will become a member of AMIHC and have a membership interest in AMIHC so long as such policy remains in force. The membership interests in AMIHC follow, and are not severable, from the policy from which the membership interest in AMIHC is derived.

On the effective date, Ameritas issued 25 million of its authorized shares of capital stock to AMIHC. AMIHC then contributed all of these to AHC in exchange for 20 million shares of its common stock. As a result, AHC directly owns Ameritas, and AMIHC indirectly owns Ameritas, through AHC. The reorganization was accounted for at historical cost in a manner similar to a pooling of interests. Accordingly, the accompanying financial statements and disclosures reflect the operations of Ameritas for all periods presented.

Ameritas' insurance operations consist of life and health insurance and annuity and pension contracts. Ameritas and its subsidiaries operates in all 50 states and the District of Columbia. Wholly owned insurance subsidiaries include First Ameritas Life Insurance Corp. Of New York and Pathmark Assurance Company. Ameritas is also a 66% owner of AMAL Corporation (incorporated March 8, 1996), which owns 100% of Ameritas Variable Life Insurance Company and Ameritas Investment Corp. (a broker/dealer). In addition to the subsidiaries noted above, Ameritas conducts other diversified financial-service-related operations through the following wholly owned subsidiaries: Veritas Corp (a marketing organization for low-load insurance products); Ameritas Investment Advisors, Inc. (an advisor providing investment management services); and Ameritas Managed Dental Plan, Inc. (A prepaid dental organization).

                                    F-II- 10

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
CLOSED BLOCK

Effective October 1, 1998 (the Effective Date) Ameritas formed a closed block (the Closed Block) of policies, under an arrangement approved by the Insurance Department of the State of Nebraska, to provide for dividends on policies that were in force on the Effective Date and which were within the classes of individual policies for which Ameritas had a dividend scale in effect on the Effective Date. The Closed Block was designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the Effective Date, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The financial results of the Closed Block, while prepared on a GAAP basis, reflect the provisions of the approved arrangement and not the actual results of operations and financial position. The arrangement provides for the level of expenses charged to the Closed Block, actual expenses related to the Closed Block operations are charged outside of the Closed Block; therefore the contribution or loss from the Closed Block does not represent the actual operations of the Closed Block.

Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the year ended December 31, 1999 and for the period from October 1, 1998 to December 31, 1998, is as follows:

                                                                    CLOSED BLOCK
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
ASSETS:
  Fixed maturity securities held to maturity (fair value
     $136,940 -- 1999; $156,499 -- 1998)....................    $139,517    $148,398
  Fixed maturity securities available for sale (amortized
     cost $58,087 -- 1999; $53,679 -- 1998).................      56,443      56,384
  Mortgage loans on real estate.............................      42,949      38,756
  Loans on insurance policies...............................      43,229      44,968
  Cash and cash equivalents.................................       5,992       1,656
  Accrued investment income.................................       5,559       5,537
  Deferred policy acquisition costs.........................      11,149      12,364
  Other assets..............................................       3,652       1,263
                                                                --------    --------
     Total Closed Block Assets..............................    $308,490    $309,326
                                                                ========    ========
LIABILITIES:
  Policy and contract reserves..............................    $258,460    $261,180
  Policy and contract claims................................       1,809       1,636
  Accumulated contract values...............................      58,878      59,196
  Dividends payable.........................................      10,517      10,613
  Other liabilities.........................................       5,105       1,997
                                                                --------    --------
     Total Closed Block Liabilities.........................    $334,769    $334,622
                                                                ========    ========
INCOME, BENEFITS AND EXPENSES:
  Premiums..................................................    $ 16,827    $  4,354
  Investment income, net....................................      20,844       5,054
  Policy benefits...........................................     (20,261)     (5,123)
  Sales and operating expenses..............................      (2,835)       (812)
  Amortization of deferred policy acquisition costs.........      (1,215)       (506)
  Dividends appropriated for policyowners...................     (10,609)     (3,072)
                                                                --------    --------
     Gain/(Loss) in Closed Block............................    $  2,751    $   (105)
                                                                ========    ========

                                    F-II- 11

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Ameritas Life Insurance Corp. and its majority-owned subsidiaries (the Company). These consolidated financial statements exclude the effects of all material intercompany transactions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

The principal accounting and reporting practices followed are:

INVESTMENTS

The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, includes fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity included in accumulated other comprehensive income, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has not classified any of its securities as trading securities.

Equity securities (common stock and nonredeemable preferred stock) are valued at fair value, and are classified as available for sale.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts. SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which was amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," requires that an impaired loan be measured at the present value of expected future cash flows, or alternatively, the observable market price or the fair value of the collateral. Total impaired loans as of December 31, 1999 and 1998, and the associated interest income were not material.

Investment real estate owned directly by the Company is carried at cost less accumulated depreciation and allowances for estimated losses. Real estate acquired through foreclosure is carried at the lower of cost or fair value minus estimated costs to sell.

Other investments primarily include investments in venture capital partnerships and real estate joint ventures accounted for using the cost or equity method (depending upon percentage ownership), and

                                    F-II- 12

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
securities owned by the broker dealer subsidiary valued at fair value. Changes in the fair value of the securities owned by the broker dealer are included in investment income.

Short-term investments are carried at amortized cost, which approximates fair value.

Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowances for mortgage loans and wholly owned real estate are included with realized gains in the consolidated statements of operations.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition.

CASH EQUIVALENTS

The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets.

SEPARATE ACCOUNTS

The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (principally investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The separate accounts are an investment alternative for pension, variable life, and variable annuity products which the Company markets. Amounts are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS

RECOGNITION OF PARTICIPATING AND TERM LIFE, ACCIDENT AND HEALTH AND ANNUITY PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
Participating life insurance products include those products with fixed and guaranteed premiums and benefits on which dividends are paid by the Company. Premiums on participating and term life products and certain annuities with life contingencies (immediate annuities) are recognized as premium revenue when due. Accident and health insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the premium-paying period of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

                                    F-II- 13

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners' balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Deposit administration plans and certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses.

Costs deferred related to term life insurance are amortized over the premium-paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to participating life, universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

                                    F-II- 14

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
A roll-forward of the amounts reflected in the consolidated balance sheets as deferred policy acquisition costs is as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Beginning balance...........................................    $171,201    $164,564    $146,405
Acquisition costs deferred..................................      45,694      40,324      36,117
Amortization of deferred policy acquisition costs...........     (17,329)    (18,584)    (16,441)
Amount transferred to closed block..........................          --     (12,845)         --
Adjustment for unrealized investment (gain)/loss............       7,551      (2,258)     (1,517)
                                                                --------    --------    --------
Ending balance..............................................    $207,117    $171,201    $164,564
                                                                ========    ========    ========

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy benefits for participating and term life contracts and additional coverages offered under policy riders are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. These liabilities are shown as policy and contract reserves.

Liabilities for future policy and contract benefits on universal life-type and investment-type contracts are based on the policy account balance, and are shown as accumulated contract values.

The liabilities for future policy and contract benefits for group long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

DIVIDENDS TO POLICYOWNERS

A portion of the Company's business has been issued on a participating basis. The amount of policyowners' dividends to be paid is determined annually by the Board of Directors.

INCOME TAXES

All companies included in these consolidated financial statements, with the exception of AMAL and its subsidiaries, files a consolidated life/non-life tax return. An agreement among the members of the consolidated group, generally, provides for distribution of consolidated tax results as if filed on a separate return basis. The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

Federal income tax returns have been examined by the Internal Revenue Service
(IRS) through 1995. The IRS is currently examining the Company's 1996 through 1998 federal income tax returns. Management is currently appealing certain adjustments proposed by the IRS for tax years 1988 and 1990

                                    F-II- 15

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
through 1995, and believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS No. 133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years beginning after June 15, 2000, with earlier implementation permitted. The statement must be implemented as of the beginning of a quarter and retroactive application to financial statements of prior periods is prohibited. The Company has not determined the financial statement impact of adopting this statement.

2. INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Fixed maturity securities held to maturity..................    $ 45,001    $ 53,680    $ 59,700
Fixed maturity securities available for sale................      32,213      33,846      32,605
Equity securities...........................................       1,764       1,783       1,899
Mortgage loans on real estate...............................      19,085      20,312      19,866
Real estate.................................................       9,883      11,871      12,317
Loans on insurance policies.................................       2,254       3,849       4,341
Other investments...........................................      15,943       9,639      15,494
Short-term investments and cash and cash equivalents........       5,493       8,665       4,266
                                                                --------    --------    --------
  Gross investment income...................................     131,636     143,645     150,488
Investment expenses.........................................      11,371      13,543      12,744
                                                                --------    --------    --------
  Net investment income.....................................    $120,265    $130,102    $137,744
                                                                ========    ========    ========

                                    F-II- 16

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
Net pretax realized investment gains (losses) were as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Net gains (losses) on disposals, including calls, of
  investments
  Fixed maturity securities held to maturity................    $   (817)   $  2,235    $  1,059
  Fixed maturity securities available for sale..............      (1,816)      1,906         494
  Equity securities.........................................       6,556       2,764       6,787
  Mortgage loans on real estate.............................         282       1,583         959
  Real estate...............................................       6,548       5,877         502
  Other.....................................................          83          (2)        564
                                                                --------    --------    --------
                                                                  10,836      14,363      10,365
                                                                --------    --------    --------
Provisions for losses on investments
  Mortgage loans on real estate.............................         (43)       (100)        (20)
  Real estate...............................................         120          25         (50)
                                                                --------    --------    --------
Net pretax realized investment gains........................    $ 10,913    $ 14,288    $ 10,295
                                                                ========    ========    ========

Proceeds from sales of securities and gross gains and losses realized on those sales were as follows:

                                                                  YEAR ENDED DECEMBER 31, 1999
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $  7,762    $      6    $     80
Equity securities...........................................      30,527       8,330       1,774
                                                                --------    --------    --------
                                                                $ 38,289    $  8,336    $  1,854
                                                                ========    ========    ========

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $ 22,282    $    242    $    301
Equity securities...........................................      24,681       3,874       1,110
                                                                --------    --------    --------
                                                                $ 46,963    $  4,116    $  1,411
                                                                ========    ========    ========

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                --------------------------------
                                                                PROCEEDS     GAINS       LOSSES
                                                                --------    --------    --------
Fixed maturity securities available for sale................    $ 16,419    $    161    $      8
Equity securities...........................................      19,914       7,725         938
                                                                --------    --------    --------
                                                                $ 36,333    $  7,886    $    946
                                                                ========    ========    ========

                                    F-II- 17

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                        DECEMBER 31, 1999
                                                          ---------------------------------------------
                                                                        GROSS UNREALIZED
                                                          AMORTIZED    ------------------
                                                            COST        GAINS     LOSSES     FAIR VALUE
                                                          ---------    -------    -------    ----------
Fixed maturity securities held to maturity
  U.S. Corporate......................................    $369,467     $ 4,280    $11,368     $362,379
  Mortgage-backed.....................................      96,708       1,474        898       97,284
  Asset-backed........................................       5,498          --        306        5,192
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      48,547       1,989        116       50,420
  Foreign.............................................      70,441          43      3,314       67,170
                                                          --------     -------    -------     --------
     Total fixed maturity securities held to
       maturity.......................................     590,661       7,786     16,002      582,445
                                                          --------     -------    -------     --------
Redeemable preferred stock -- affiliate...............      25,000          --         --       25,000
                                                          --------     -------    -------     --------
     Total held to maturity securities................     615,661       7,786     16,002      607,445
                                                          --------     -------    -------     --------
Fixed maturity securities available for sale
  U.S. Corporate......................................     255,640       1,370     10,122      246,888
  Mortgage-backed.....................................      70,844         108      1,750       69,202
  Asset-backed........................................      11,999          --        303       11,696
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      23,083       1,830        157       24,756
  Foreign.............................................      12,196          87        437       11,846
                                                          --------     -------    -------     --------
     Total fixed maturity securities available for
       sale...........................................     373,762       3,395     12,769      364,388
                                                          --------     -------    -------     --------
  Equity securities...................................      70,421      91,549      2,151      159,819
  Short-term investments..............................         295          --         --          295
                                                          --------     -------    -------     --------
     Total available for sale securities..............    $444,478     $94,944    $14,920     $524,502
                                                          ========     =======    =======     ========

                                    F-II- 18

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)

                                                                        DECEMBER 31, 1998
                                                          ---------------------------------------------
                                                                        GROSS UNREALIZED
                                                          AMORTIZED    ------------------
                                                            COST        GAINS     LOSSES     FAIR VALUE
                                                          ---------    -------    -------    ----------
Fixed maturity securities held to maturity
  U.S. Corporate......................................    $351,099     $20,258    $   417     $370,940
  Mortgage-backed.....................................     114,146       6,294         --      120,440
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      57,879       5,870         --       63,749
  Foreign.............................................      63,295       2,231        112       65,414
                                                          --------     -------    -------     --------
     Total fixed maturity securities held to
       maturity.......................................     586,419      34,653        529      620,543
                                                          --------     -------    -------     --------
Fixed maturity securities available for sale
  U.S. Corporate......................................     305,576      12,361        466      317,471
  Mortgage-backed.....................................      80,018       1,295         19       81,294
  Asset-backed........................................       7,998         202         --        8,200
  U.S. Treasury securities and obligations of
     U.S. government agencies.........................      58,841       4,425         --       63,266
  Foreign.............................................      13,592         668         --       14,260
                                                          --------     -------    -------     --------
     Total fixed maturity securities available for
       sale...........................................     466,025      18,951        485      484,491
                                                          --------     -------    -------     --------
  Equity securities...................................      59,411      63,511      1,017      121,905
  Short-term investments..............................       1,341          --         --        1,341
                                                          --------     -------    -------     --------
     Total available for sale securities..............    $526,777     $82,462    $ 1,502     $607,737
                                                          ========     =======    =======     ========

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1999 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       AVAILABLE FOR SALE        HELD TO MATURITY
                                                      ---------------------    ---------------------
                                                      AMORTIZED      FAIR      AMORTIZED      FAIR
                                                        COST        VALUE        COST        VALUE
                                                      ---------    --------    ---------    --------
Due in one year or less.............................  $ 17,363     $ 17,508    $ 11,810     $ 11,788
Due after one year through five years...............   120,461      118,239     163,223      162,980
Due after five years through ten years..............   112,064      107,804     216,196      210,580
Due after ten years.................................    41,031       39,940      97,227       94,621
Mortgage-backed and asset-backed securities.........    82,843       80,897     102,205      102,476
                                                      --------     --------    --------     --------
  Total.............................................  $373,762     $364,388    $590,661     $582,445
                                                      ========     ========    ========     ========

                                    F-II- 19

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                 YEARS ENDED DECEMBER 31
                                                                -------------------------
                                                                  1999             1998
                                                                --------         --------
Net unrealized investment gains.............................    $ 33,060         $ 35,211
Equity in subsidiaries......................................      13,414           12,058
Deferred policy acquisition costs...........................      63,753           53,003
Prepaid expenses............................................       4,048            3,903
Other.......................................................       3,033            2,277
                                                                --------         --------
Gross deferred tax liability................................     117,308          106,452
                                                                --------         --------
Future policy and contract benefits.........................      46,650           38,333
Deferred future revenues....................................       5,697            5,845
Policyowner dividends.......................................       3,681            3,715
Pension and postretirement benefits.........................       3,494            2,917
Other.......................................................       5,096            4,847
                                                                --------         --------
Gross deferred tax asset....................................      64,618           55,657
                                                                --------         --------
  Net deferred tax liability................................    $ 52,690         $ 50,795
                                                                ========         ========

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                               YEARS ENDED DECEMBER 31
                                                              --------------------------
                                                              1999       1998       1997
                                                              ----       ----       ----
Federal statutory tax rate..................................  35.0%      35.0%      35.0%
Equity in subsidiaries......................................   2.0        2.6        2.4
Surplus tax.................................................    --         --       (2.7)
Other.......................................................   0.1       (2.1)       0.9
                                                              ----       ----       ----
  Effective tax rate........................................  37.1%      35.5%      35.6%
                                                              ====       ====       ====

The "surplus tax," IRC Section 809, is an imputation of income to mutual life insurance companies according to a formula based on a comparison of the returns of equity of the mutual and stock segments of the life insurance industry. The Company has an approximate $1.5 million capital loss carryforward available as of December 31, 1999. At December 31, 1999 the Company provided for a valuation allowance against the net deferred tax asset related to the capital loss carryforward.

4. RELATED PARTY TRANSACTIONS

In addition to Ameritas, AHC is also a 100% owner of Acacia Life Insurance Company, an insurance company domiciled in Washington, D.C., which in turn is a 100% owner of Acacia National Life Insurance Company, an insurance company domiciled in Virginia.

Ameritas and its affiliates provide technical, financial, legal, marketing and investment advisory support to the Acacia companies under administrative service agreements which were effective July 1, 1999. The cost of these services for the year ended December 31, 1999 was $4,372.

On December 20, 1999, Ameritas purchased $25,000 of redeemable preferred stock from Acacia Life Insurance Company. The stock, which pays dividends in an amount per annum equal to 8% and is non-voting, provides for redemption in equal installments beginning in 2005 with final redemption on or by January 1, 2015.

                                    F-II- 20

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

4. RELATED PARTY TRANSACTIONS -- (CONTINUED)
Effective June 30, 1999, Ameritas' 66% indirectly owned subsidiary, Ameritas Variable Life Insurance Company (AVLIC), agreed to 100% co-insure its equity index annuity business to their 34% owner in a non-cash transaction. In December 1999 through assumption reinsurance the co-insured block was reduced approximately 40%. The receivable of $35,921 from this affiliate which supports the remaining co-insurance obligation is secured by a letter of credit.

During 1999, AVLIC formed a variable insurance trust (VIT). A 66% indirectly owned subsidiary, Ameritas Investment Corp., serves as the investment advisor and another affiliate provides administrative services to the VIT. At December 31, 1999 separate account assets under the VIT totaled $1,066,249.

5. EMPLOYEE AND AGENT BENEFIT PLANS

The Company has a noncontributory defined benefit plan covering substantially all employees. Plan benefits are based on years of credited service and the employee's compensation during the last five years of employment. The Company's funding policy is to make contributions each year at least equal to the minimum funding requirements for tax-qualified retirement plans. Pension costs include current service costs, which are accrued and funded on a current year basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of the plan are not segregated.

The Company also provides certain health care benefits to retired employees. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Company medical plan for the immediately preceding five years.

The following tables provide a reconciliation of the changes in the plans' benefit obligations and fair value of assets over the two-year period ended December 31, 1999, and a statement of the funded status as of December 31 of both years:

                                                               PENSION BENEFITS      OTHER BENEFITS
                                                              ------------------    ----------------
                                                               1999       1998       1999      1998
                                                              -------    -------    ------    ------
Reconciliation of benefit obligation
  Benefit obligation at beginning of year.................    $30,746    $23,232    $4,024    $4,498
  Service cost............................................      2,420      1,970       172       141
  Interest cost...........................................      2,083      1,777       257       251
  Actuarial (gain)/loss...................................     (3,314)     4,488      (418)     (711)
  Benefits paid...........................................     (2,637)      (721)     (232)     (155)
                                                              -------    -------    ------    ------
  Benefit obligation at end of year.......................    $29,298    $30,746    $3,803    $4,024
                                                              -------    -------    ------    ------
Reconciliation of fair value of plan assets
  Fair value of plan assets at beginning of year..........    $28,268    $24,271    $1,887    $1,767
  Actual return on plan assets............................      3,214      2,517       126       120
  Employer contributions..................................      2,278      2,201        --        --
  Benefits paid...........................................     (2,637)      (721)     (291)       --
                                                              -------    -------    ------    ------
  Fair value of plan assets at end of year................    $31,123    $28,268    $1,722    $1,887
                                                              =======    =======    ======    ======

                                    F-II- 21

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

5. EMPLOYEE AND AGENT BENEFIT PLANS -- (CONTINUED)

                                                             PENSION BENEFITS       OTHER BENEFITS
                                                            ------------------    ------------------
                                                             1999       1998       1999       1998
                                                            -------    -------    -------    -------
Funded Status
  Funded status at end of year..........................    $ 1,825    $(2,478)   $(2,081)   $(2,137)
  Unrecognized net actuarial (gain)/loss................     (1,168)     3,086     (2,373)    (2,075)
  Unrecognized prior service cost.......................      1,049      1,143        (13)       (15)
                                                            -------    -------    -------    -------
  Prepaid/(accrual) benefit cost........................    $ 1,706    $ 1,751    $(4,467)   $(4,227)
                                                            =======    =======    =======    =======

Periodic pension expense for the Company included the following components:

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Service cost................................................    $ 2,420    $ 1,970    $ 1,408
Interest cost...............................................      2,083      1,777      1,496
Expected return on plan assets..............................     (3,214)    (2,517)    (3,329)
Amortization of transition (asset) obligation...............         94         94         94
Amortization of net loss....................................        939        526      1,742
                                                                -------    -------    -------
Net periodic benefit cost...................................    $ 2,322    $ 1,850    $ 1,411
                                                                =======    =======    =======

Periodic post-retirement medical expense for the Company included the following components:

                                                               YEARS ENDED DECEMBER 31
                                                              --------------------------
                                                              1999       1998       1997
                                                              ----       ----       ----
Service cost................................................  $172       $141       $158
Interest cost...............................................   257        251        304
Expected return on plan assets..............................  (132)      (124)       (89)
Amortization of prior service cost..........................    (2)        (2)        --
Amortization of net gain....................................  (114)      (130)       (77)
                                                              ----       ----       ----
Net periodic benefit cost...................................  $181       $136       $296
                                                              ====       ====       ====

The assumptions used in the measurement of the Company's benefit obligation are shown in the following table:

                                                               PENSION BENEFITS        OTHER BENEFITS
                                                               -----------------       ---------------
                                                               1999        1998        1999       1998
                                                               -----       -----       ----       ----
Weighted-average assumptions as of December 31
  Discount rate............................................    7.50%       6.75%       7.50%      6.75%
  Expected return on plan assets...........................    8.00        8.00        7.50       7.50
  Rate of compensation increase............................    4.50        4.50          --         --

The assumed health care trend line rate used in measuring the accumulated post-retirement benefit obligation, for pre-65 employees, was 6.5% in 1998 decreasing to 5.5% in 1999, after which it remains constant.

                                    F-II- 22

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

5. EMPLOYEE AND AGENT BENEFIT PLANS -- (CONTINUED)
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% change in health care trend rates would have the following effects:

                                                                1% INCREASE    1% DECREASE
                                                                -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement health care benefit cost......       $ 21           $ (20)
Effect on the health care component of the accumulated
  post-retirement benefit obligation........................       $117           $(110)

The Company's employees and agents also participate in defined contribution plans that cover substantially all full-time employees and agents. Company contributions were $959 in 1999, $852 in 1998 and $868 in 1997.

6. INSURANCE REGULATORY MATTERS

STATUTORY SURPLUS AND NET INCOME

Net income of Ameritas and its insurance subsidiaries, as determined in accordance with statutory accounting practices, was $51,200, $41,000, and $47,200 for 1999, 1998 and 1997, respectively and statutory surplus was $413,200, $357,700, and $311,300 at December 31, 1999, 1998 and 1997,
respectively. Insurance companies are required to maintain a certain level of surplus to be in compliance with state laws and regulations. Surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

Under statutes of the Insurance Department of the State of Nebraska, the amount of dividends payable to stockholders are limited.

7. REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large risks. The effect of reinsurance on premiums earned is as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Assumed.....................................................    $ 13,529    $ 32,191    $  9,740
Ceded.......................................................     (14,101)    (12,261)    (10,777)
                                                                --------    --------    --------
                                                                $   (572)   $ 19,930    $ (1,037)
                                                                ========    ========    ========

The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations ceded under the reinsurance agreement.

                                    F-II- 23

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

8. RESERVE FOR UNPAID CLAIMS

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Balance at January 1........................................    $ 27,658    $ 22,433    $ 17,957
Reinsurance reserves (net)..................................      (2,561)     (1,748)        (89)
                                                                --------    --------    --------
                                                                  25,097      20,685      17,868
                                                                --------    --------    --------
Incurred related to:
  Current year..............................................     196,147     186,940     132,940
  Prior year................................................      (8,206)     (6,678)     (4,675)
                                                                --------    --------    --------
     Total incurred.........................................     187,941     180,262     128,265
                                                                --------    --------    --------
Paid related to:
  Current year..............................................     171,312     161,843     112,255
  Prior year................................................      16,890      14,007      13,193
                                                                --------    --------    --------
          Total paid........................................     188,202     175,850     125,448
                                                                --------    --------    --------
                                                                  24,836      25,097      20,685
Reinsurance reserves (net)..................................       2,208       2,561       1,748
                                                                --------    --------    --------
Balance at December 31......................................    $ 27,044    $ 27,658    $ 22,433
                                                                ========    ========    ========

The liability for unpaid accident and health claims and claim adjustment expenses is included in policy and contract claims on the consolidated balance sheets.

9. COMMITMENTS AND CONTINGENCIES

INVESTMENTS

Securities commitments of $24,802 and $30,545, and mortgage loan and real estate commitments of $9,897 and $8,284 were outstanding for investments to be purchased in subsequent years as of December 31, 1999 and 1998, respectively. These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of those instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

LINE OF CREDIT

The Company has a $25,000 unsecured line of credit available at December 31, 1999. No balance was outstanding at any time during 1999 or 1998.

STATE LIFE AND HEALTH GUARANTY FUNDS

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company has estimated its costs related to past insolvencies and has provided a reserve included in other liabilities of $3,000 and $2,650 as of December 31, 1999 and 1998, respectively.

                                    F-II- 24

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

9. COMMITMENTS AND CONTINGENCIES -- (CONTINUED)
LITIGATION

From time to time, the Company and its subsidiaries is subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized on immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements.

Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999 and 1998. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

          FIXED MATURITY SECURITIES -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          EQUITY SECURITIES -- For publicly traded securities, fair value is determined using prices from an independent pricing source.

          LOANS ON INSURANCE POLICIES -- Fair value for loans on insurance policies is estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          MORTGAGE LOANS ON REAL ESTATE -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries.

          OTHER INVESTMENTS -- Fair value for venture capital partnerships is estimated based on values as last reported by the partnership and discounted for their lack of marketability. Real estate partnerships are carried on the cost or equity method and are excluded from the fair value disclosure.

          SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

          CASH AND CASH EQUIVALENTS, REDEEMABLE PREFERRED STOCK-AFFILIATE, AND REINSURANCE RECEIVABLE-AFFILIATE -- The carrying amounts equal fair value.

          ACCRUED INVESTMENT INCOME -- Fair value equals book value.

                                    F-II- 25

                         AMERITAS LIFE INSURANCE CORP.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

10. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
          ACCUMULATED CONTRACT VALUES -- Funds on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

          COMMITMENTS -- The estimated fair value of commitments approximates carrying value because the fees currently charged for these arrangements and the underlying interest rates approximate market.

Estimated fair values are as follows:

                                                                          DECEMBER 31
                                                        ------------------------------------------------
                                                                 1999                      1998
                                                        ----------------------    ----------------------
                                                        CARRYING                  CARRYING
                                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                        --------    ----------    --------    ----------
Financial assets:
  Fixed maturity securities
     Held to maturity...............................    $590,661    $  582,445    $586,419    $  620,543
     Available for sale.............................     364,388       364,388     484,491       484,491
  Redeemable preferred stock -- affiliate...........      25,000        25,000          --            --
  Equity securities.................................     159,819       159,819     121,905       121,905
  Loans on insurance policies.......................      37,645        36,304      29,047        30,332
  Mortgage loans on real estate.....................     245,058       241,952     222,151       238,006
  Other investments.................................      32,419        35,398      23,901        28,391
  Short-term investments............................         295           295       1,341         1,341
  Cash and cash equivalents.........................      47,538        47,538      79,019        79,019
  Accrued investment income.........................      19,025        19,025      20,104        20,104
  Reinsurance receivable -- affiliate...............      35,921        35,921          --            --
Financial liabilities:
  Accumulated contract values excluding amounts held
     under insurance contracts......................     672,020       669,289     783,275       786,152

                                    F-II- 26

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND NET CASH SURRENDER VALUES
The following tables illustrate how the Net Cash Surrender Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Net Cash Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-3 through A-6 illustrate a Policy issued to a male, age 45, under a preferred rate non-smoker underwriting risk classification. This Policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain Specified Amounts. The Net Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the Net Cash Surrender Values and the Death Benefits for uniform hypothetical rates of return shown in these tables. The tables on pages A-3 and A-5 are based on the current cost of insurance rates, current expense deductions and the current percent of premium loads. These reflect the basis on which Ameritas currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Ameritas anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. Ameritas also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The Death Benefits and Net Cash Surrender Values shown in the tables on pages A-4 and A-6 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the Net Cash Surrender Values and Death Benefits reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily expenses paid by each portfolio available for investment (the equivalent to an annual rate of 0.90% of the aggregate average daily net assets of the Fund), and the daily charge by Ameritas to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual rate of 0.75% on pages A-3 and A-5 and at an annual rate of .90% on pages A-4 and A-6 of the average net assets of the Subaccounts). Berger Associates has agreed to waive its advisory fee and reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of Berger IPT-100 Growth exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT-Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets. NBMI has agreed to reimburse each Neuberger Berman Portfolio for its operating expenses and its pro rata share of its corresponding series' operating expenses, excluding the compensation of NBMI, taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs that exceed 1% of the portfolio's average daily net asset value. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting these amounts and correspond to approximate net annual rates of -1.65%, 4.35%, and 10.35% on pages A-3 and A-5 and -1.80%, 4.20%, and
10.20% respectively, on pages A-4 and A-6.

The hypothetical values shown in the tables do not reflect any additional charges for Federal Income tax burden attributable to Separate Account LLVL, since Ameritas is not currently making such charges.

However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See the section on Federal Tax Matters.)

                                      LLVL

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to Separate Account LLVL, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the initial Specified Amount, that no Partial Withdrawals have been made, and that no more than fifteen transfers have been made in any Policy Year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, ALIC will provide comparable illustrations based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule requested, and any available riders requested. These illustrations may be provided to you in printed form by your registered representative. ALIC may also make these illustrations available to you by electronic means, such as through our website. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                      LLVL

ILLUSTRATION OF POLICY VALUES
AMERITAS LIFE INSURANCE CORP

                              ENDOWMENT AT AGE 100

Male Issue Age: 45             Nonsmoker            Preferred Underwriting Class

                     PLANNED PERIODIC ANNUAL PREMIUM: $4800
                       INITIAL SPECIFIED AMOUNT:$250,000
                            DEATH BENEFIT OPTION: A

               USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                             0% HYPOTHETICAL     6% HYPOTHETICAL      12% HYPOTHETICAL
                              GROSS ANNUAL        GROSS ANNUAL          GROSS ANNUAL
                            INVESTMENT RETURN   INVESTMENT RETURN     INVESTMENT RETURN
                              (-1.65% NET)         (4.35% NET)          (10.35% NET)
            ACCUMULATED     -----------------   -----------------   ---------------------
 END OF     PREMIUMS AT     ACCUMU-             ACCUMU-              ACCUMU-
 POLICY     5% INTEREST     LATION     DEATH    LATION     DEATH     LATION       DEATH
  YEAR        PER YEAR       VALUE    BENEFIT    VALUE    BENEFIT     VALUE      BENEFIT
--------   --------------   -------   -------   -------   -------   ---------   ---------
     1          5,040        4,148    250,000     4,412   250,000       4,677     250,000
     2         10,332        8,190    250,000     8,979   250,000       9,801     250,000
     3         15,889       12,073    250,000    13,651   250,000      15,360     250,000
     4         21,723       15,820    250,000    18,454   250,000      21,423     250,000
     5         27,849       19,436    250,000    23,398   250,000      28,049     250,000
     6         34,282       22,933    250,000    28,502   250,000      35,311     250,000
     7         41,036       26,312    250,000   33,7704   250,000      43,279     250,000
     8         48,128       29,629    250,000    39,296   250,000      52,084     250,000
     9         55,574       32,890    250,000    45,024   250,000      61,822     250,000
    10         63,393       36,095    250,000    51,032   250,000      72,595     250,000
    15        108,756       50,907    250,000    85,038   250,000     146,067     250,000
    20        166,652       61,660    250,000   125,330   250,000     266,950     323,622
Ages 70       240,545       66,676    250,000   173,857   250,000     462,419     532,067
    75        334,852       63,088    250,000   235,751   250,000     778,355     824,526
    80        455,214       44,724    250,000   314,835   326,535   1,292,483   1,340,868
    85        608,831            0         0*   409,176   423,721   2,112,253   2,186,776

---------------
*  In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $4800 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY ALIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LLVL

ILLUSTRATION OF POLICY VALUES
AMERITAS LIFE INSURANCE CORP

                              ENDOWMENT AT AGE 100

Male Issue Age: 45             Nonsmoker            Preferred Underwriting Class

                     PLANNED PERIODIC ANNUAL PREMIUM: $4800
                       INITIAL SPECIFIED AMOUNT:$250,000
                            DEATH BENEFIT OPTION: A

          USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                         0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS      12% HYPOTHETICAL GROSS
                       ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN
                             (-1.80% NET)                 (4.20% NET)                (10.20% NET)
         ACCUMULATED   -------------------------   -------------------------   -------------------------
END OF   PREMIUMS AT     ACCUMU-                     ACCUMU-                     ACCUMU-
POLICY   5% INTEREST     LATION         DEATH        LATION         DEATH        LATION         DEATH
 YEAR     PER YEAR        VALUE        BENEFIT        VALUE        BENEFIT        VALUE        BENEFIT
------   -----------     -------       -------       -------       -------       -------       -------
    1        5,040          4,141      250,000         4,406       250,000          4,671       250,000
    2       10,332          7,580      250,000         8,349       250,000          9,149       250,000
    3       15,889         10,901      250,000        12,401       250,000         14,031       250,000
    4       21,723         14,103      250,000        16,567       250,000         19,355       250,000
    5       27,849         17,181      250,000        20,844       250,000         25,165       250,000
    6       34,282         20,132      250,000        25,236       250,000         31,510       250,000
    7       41,036         22,947      250,000        29,736       250,000         38,438       250,000
    8       48,128         25,613      250,000        34,338       250,000         46,004       250,000
    9       55,574         28,122      250,000        39,038       250,000         54,271       250,000
   10       63,393         30,458      250,000        43,828       250,000         63,309       250,000
   15      108,756         39,211      250,000        69,037       250,000        123,503       250,000
   20      166,652         41,478      250,000        95,910       250,000        222,846       270,001
 Ages
   70      240,545         32,874      250,000       123,392       250,000        383,537       441,102
   75      334,852          4,085      250,000       150,833       250,000        638,997       676,646
   80      455,214             0*           0*       177,872       250,000      1,049,846     1,088,799
   85      608,831             0*           0*       210,345       250,000      1,688,387     1,747,469

---------------

*  In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $4800 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY ALIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LLVL

ILLUSTRATION OF POLICY VALUES
AMERITAS LIFE INSURANCE CORP

                              ENDOWMENT AT AGE 100

Male Issue Age: 45             Nonsmoker            Preferred Underwriting Class

                    PLANNED PERIODIC ANNUAL PREMIUM: $14500
                       INITIAL SPECIFIED AMOUNT:$250,000
                            DEATH BENEFIT OPTION: B

               USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                             0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS      12% HYPOTHETICAL GROSS
                           ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN
                                 (-1.65% NET)                 (4.35% NET)                (10.35% NET)
             ACCUMULATED   -------------------------   -------------------------   -------------------------
   END OF    PREMIUMS AT     ACCUMU-                     ACCUMU-                     ACCUMU-
   POLICY    5% INTEREST     LATION         DEATH        LATION         DEATH        LATION         DEATH
    YEAR      PER YEAR        VALUE        BENEFIT        VALUE        BENEFIT        VALUE        BENEFIT
   ------    -----------     -------       -------       -------       -------       -------       -------
     1           15,225       13,348       263,348         14,174       264,174        15,001       265,001
     2           31,211       26,431       276,431         28,919       278,919        31,506       281,506
     3           47,997       39,194       289,194         44,197       294,197        49,609       299,609
     4           65,622       51,661       301,661         60,051       310,051        69,493       319,493
     5           84,128       63,838       313,838         76,508       326,508        91,347       341,347
     6          103,559       75,737       325,737         93,603       343,603       115,381       365,381
     7          123,962       87,361       337,361        111,359       361,359       141,819       391,819
     8          145,385       98,774       348,774        129,868       379,868       170,973       420,973
     9          167,879      109,984       359,984        149,166       399,166       203,128       453,128
    10          191,498      120,994       370,994        169,289       419,289       238,597       488,597
    15          328,534      172,632       422,632        283,011       533,011       478,340       728,340
    20          503,429      216,035       466,035        419,039       669,039       865,338     1,115,338
   Ages
    70          726,645      248,920       498,920       579,2536       829,253     1,489,390     1,739,390
    75        1,011,531      267,871       517,871        764,548     1,014,548     2,496,020     2,746,020
    80        1,375,127      267,356       517,356        973,354     1,223,354     4,120,751     4,370,751
    85        1,839,177      235,827       485,827      1,196,546     1,446,546     6,728,036     7,064,438

---------------

(1) Assumes an annual $14500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY ALIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LLVL

ILLUSTRATION OF POLICY VALUES
AMERITAS LIFE INSURANCE CORP

                              ENDOWMENT AT AGE 100

Male Issue Age: 45             Nonsmoker            Preferred Underwriting Class

                    PLANNED PERIODIC ANNUAL PREMIUM: $14500
                       INITIAL SPECIFIED AMOUNT:$250,000
                            DEATH BENEFIT OPTION: B

          USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                             0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS      12% HYPOTHETICAL GROSS
                           ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN
                                 (-1.80% NET)                 (4.20% NET)                (10.20% NET)
             ACCUMULATED   -------------------------   -------------------------   -------------------------
   END OF    PREMIUMS AT     ACCUMU-                     ACCUMU-                     ACCUMU-
   POLICY    5% INTEREST     LATION         DEATH        LATION         DEATH        LATION         DEATH
    YEAR      PER YEAR        VALUE        BENEFIT        VALUE        BENEFIT        VALUE        BENEFIT
   ------    -----------     -------       -------       -------       -------       -------       -------
     1           15,225       13,328       263,328         14,154       264,154        14,980       264,980
     2           31,211       25,622       275,622         28,076       278,076        30,631       280,631
     3           47,997       37,624       287,624         42,510       292,510        47,802       297,802
     4           65,622       49,333       299,333         57,471       307,471        66,643       316,643
     5           84,128       60,745       310,745         72,972       322,972        87,315       337,315
     6          103,559       71,861       321,861         89,029       339,029       109,998       359,998
     7          123,962       82,668       332,668        105,650       355,650       134,880       384,880
     8          145,385       93,155       343,155        122,838       372,838       162,167       412,167
     9          167,879      103,313       353,313        140,604       390,604       192,087       442,087
    10          191,498      113,126       363,126        158,948       408,948       224,887       474,887
    15          328,534      156,623       406,623        259,581       509,581       442,763       692,763
    20          503,429      189,119       439,119        374,923       624,923       787,418     1,037,418
   Ages
    70          726,645      206,372       456,372        502,366       752,366     1,331,374     1,581,374
    75        1,011,531      201,711       451,711        635,625       885,625     2,189,318     2,439,318
    80        1,375,127      163,176       413,176        760,100     1,010,100     3,540,295     3,790,295
    85        1,839,177       78,084       328,084        856,193     1,106,193     5,669,552     5,953,030

---------------

(1) Assumes an annual $14500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED O%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY ALIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LLVL
                                      A- 6